                                                                 EXHIBIT 99.8.26

                            PARTICIPATION AGREEMENT

     THIS AGREEMENT, made and entered into this 18th day of November, 2015 by and between GOLDMAN SACHS VARIABLE INSURANCE TRUST, a statutory trust formed under the laws of Delaware (the "Trust"), GOLDMAN, SACHS & CO., a New York limited partnership (the "Distributor"), and AMERICAN UNITED LIFE INSURANCE COMPANY, a Mutual life insurance company (the "Company"), on its own behalf and on behalf of each separate account of the Company identified herein.

     WHEREAS, the Trust engages in business as an open-end management investment company of the series-type offering shares of beneficial interest (the "Trust Shares") in one or more separate series ("Series"), and each such Series represents an interest in a particular investment portfolio of securities and other assets (a "Fund") and may be issued in various classes ("Classes") with each such Class supporting a distinct charge and expense arrangement; and

     WHEREAS, the Trust was established for the purpose of serving as an investment vehicle for life insurance company separate accounts supporting variable annuity contracts and variable life insurance policies to be offered by insurance companies and may also be utilized by certain retirement plans and other persons as described herein; and

     WHEREAS, an order of the Securities and Exchange Commission dated February 2, 1998, (File No. 812-10794) grants certain separate accounts supporting variable life insurance policies, their life insurance company depositors, and their principal underwriters, exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the Investment Company Act of 1940, and from Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary for such separate accounts to purchase and hold Trust Shares at the same time that such shares are sold to or held by separate accounts of affiliated and unaffiliated insurance companies supporting either variable annuity contracts or variable life insurance policies, or both, or by qualified pension and retirement plans (the "SEC Order"); and

     WHEREAS, the Distributor has the exclusive right to distribute Trust Shares to qualifying investors; and

     WHEREAS, the Company desires that the Trust serve as an investment vehicle for a certain separate account(s) of the Company and the Distributor desires to sell Trust Shares of certain Series and/or Class(es) to such separate account(s);

     NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Distributor and the Company agree as follows:

                                   ARTICLE I
                             ADDITIONAL DEFINITIONS

     1.1. "Accounts" -- the separate accounts of the Company identified in Schedules 1A, 2A and 3A to this Agreement.

     1.2 "Applicable Law" -- the federal securities laws as defined in Rule 38a-1 under the 1940 Act, any rules promulgated under the federal securities laws, FINRA regulations, any Applicable SEC Guidance, and any state or municipal laws or regulations that may apply to the Trust, the Distributor, the Company, the Accounts, or the Contracts.

     1.3. "Applicable SEC Guidance" -- any applicable: (a) SEC release, opinion, or order, as well as any published "no-action" position or written interpretive guidance by the SEC staff; and (b) FINRA interpretive memoranda or notices to members, as well as any written interpretive guidance from the FINRA staff. Applicable SEC Guidance does not include oral statements, speeches, or informal guidance by the SEC or its staff.

     1.4. "Business Day"--each day that the Trust is open for business as provided in the Trust's Prospectus.

     1.5. "Code"--the Internal Revenue Code of 1986, as amended, and any successor thereto.

     1.6. "Contracts"--the class or classes of variable annuity contracts and/or variable life insurance policies issued by the Company and described more specifically on Schedules 1B, 2B, or 3B to this Agreement.

     1.7. "Contract Owners"--the owners of the Contracts, as distinguished from all Product Owners.

     1.8.  "FINRA"--The Financial Industry Regulatory Authority, Inc.

     1.9. "Fund Documents" -- documents prepared by the Trust that, pursuant to Rule 498(e)(l), must be publicly accessible free of charge at the Web site address shown on the cover page or at the beginning of the Summary Prospectus.

     1.10. "Fund Documents Web Site"--the web site maintained by the Trust (or its agent) where Contract Owners, prospective Contract Owners, participants in Participating Plans, or individual investors who are Qualified Persons or invest through a Qualified Person may access Fund Documents.

     1.11. "Participating Account"--a separate account investing all or a portion of its assets in the Trust, including the Accounts.

     1.12. "Participating Insurance Company"--any life insurance company with a Participating Account, including the Company.

     1.13. "Participating Plan"--any pension or profit-sharing plan qualified under Section 401 of the Code investing in the Trust and certain other retirement plans that are Qualified Persons investing in the Trust.

     1.14. "Participating Investor"--any Participating Account, Participating Insurance Company, Participating Plan, or other Qualified Person, including the Accounts and the Company.

     1.15. "Products"--variable annuity contracts and variable life insurance policies supported by Participating Accounts, including the Contracts.

     1.16. "Product Owners"--owners of Products, including Contract Owners.

     1.17. "Prospectus"--with respect to a Series (or Class) of Trust Shares or a class of Schedule 1 Contracts, each version of the definitive Prospectus or Summary Prospectus (where used or required to be used) and supplement thereto filed with the SEC pursuant to Rule 497 under the 1933 Act. With respect to any provision of this Agreement requiring a party to take action in accordance with a Prospectus, PROSPECTUS shall mean the version of the Prospectus for the applicable Series, Class or Contracts filed most recently (or most current for Schedule 2 Contracts and Schedule 3 Contracts) prior to the taking of such action. For purposes of Article IX, the term "Prospectus" shall include any statement of additional information incorporated therein. With respect to a class of Schedule 2 Contracts or Schedule 3 Contracts, Prospectus includes any offering circular or memorandum for such Contracts.

     1.18. "Qualified Person" -- a person permitted to hold Trust Shares under Treasury Regulation Section 1.817-5(f), as supplemented by published rulings and procedures issued thereunder by the Internal Revenue Service, in order for any Fund of the Trust to qualify for "look-through" treatment by Participating Accounts in applying the diversification requirements of Section 817(h) of the Code by taking into account the portfolio investments of a Fund.

     1.19. "Registration Statement"--with respect to the Trust Shares or
Schedule 1 Contracts, the registration statement filed with the SEC to register such securities under the 1933 Act, or the most recently filed amendment thereto, in either case in the form in which it was declared or became effective. The Contracts' Registration Statement for each class of Schedule 1 Contracts is identified on Schedule 1B to this Agreement. The Trust's Registration Statement is filed on Form N-1A (File No. 333-35883).

     1.20. "1940 Act Registration Statement"--with respect to the Trust or
Schedule 1 Accounts, the registration statement filed with the SEC to register such person as an investment company under the 1940 Act, or the most recently filed amendment thereto. The Trust's 1940 Act Registration Statement is filed on Form N-1A (File No. 811-08361).

     1.21. "Schedule 1 Accounts"--Accounts registered under the 1940 Act as unit investment trusts and listed on Schedule 1A.

     1.22. "Schedule 2 Accounts"--Accounts excluded from the definition of an investment company as provided for by Section 3(c)(11) of the 1940 Act and listed on Schedule 2A.

     1.23. "Schedule 3 Accounts"--Accounts excluded from the definition of an investment company as provided for by Section 3(c)(l) or Section 3(c)(7) of the 1940 Act and listed on Schedule 3A.

     1.24. "Schedule 1 Contracts"--Contracts through which interests in Schedule 1 Accounts are offered and issued, which interests are registered as securities under the 1933 Act.

     1.25. "Schedule 2 Contracts"--Contracts through which interests in Schedule 2 Accounts are offered and issued to trustees of qualified pension and profit-sharing plans and certain government plans identified in Section 3(a)(2) of the 1933 Act (which Contracts and interests are not registered as securities in reliance upon Section 3(a)(2) of the 1933 Act).

     1.26. "Schedule 3 Contracts"--Contracts through which interests in Schedule 3 Accounts are offered and issued to "accredited investors", as that term is defined in Regulation D under the 1933 Act, or other investors permitted by Regulation D (which Contracts and interests are not registered as securities in reliance upon Regulation D).

     1.27. "SEC"--the Securities and Exchange Commission.

     1.28. "Statement of Additional Information"--with respect to the shares of the Trust or Schedule 1 Contracts, each version of the definitive statement of additional information or supplement thereto filed with the SEC pursuant to Rule 497 under the 1933 Act. With respect to any provision of this Agreement requiring a party to take action in accordance with a Statement of Additional Information, STATEMENT OF ADDITIONAL INFORMATION shall mean the last version so filed prior to the taking of such action.

     1.29. "Statutory Prospectus" -- a prospectus that satisfies the requirements of Section 10(a) of the 1933 Act.

     1.30. "Summary Prospectus" -- a prospectus described in paragraph (b) of Rule 498 under the 1933 Act.

     1.31. "Trust Board"--the board of trustees of the Trust.

     1.32. "1933 Act"--the Securities Exchange Act of 1933, as amended.

     1.33. "1940 Act"--the Investment Company Act of 1940, as amended.

                                   ARTICLE II
                              SALE OF TRUST SHARES

     2.1. AVAILABILITY OF SHARES

          (a) The Trust has granted to the Distributor exclusive authority to distribute the Trust Shares and to select which Series or Classes of Trust Shares shall be made available to Participating Investors. Pursuant to such authority, and subject to Article X hereof, the Distributor shall make available to the Company for purchase on behalf of the Accounts, shares of the Series and Classes listed on Schedules lB, 2B, and 3B to this Agreement, such purchases to be effected at net asset value in accordance with Section 2.3 of this Agreement. The Distributor shall make such Series and Classes available to the Company in accordance with the terms and provisions of this Agreement until: (i) this Agreement is terminated pursuant to Article X, or (ii) the Distributor suspends or terminates the offering of shares of such Series or Classes in the circumstances described in Article X.

          (b) The parties acknowledge and agree that: (i) the Trust may revoke the Distributor's authority to distribute Trust Shares pursuant to the terms and conditions of its distribution agreement with the Distributor, and (ii) the Trust reserves the right in its sole discretion to refuse to accept a request for the purchase of Trust Shares.

     2.2. REDEMPTIONS. At the Company's request, the Trust shall redeem any full or fractional Trust Shares held by the Company on behalf of an Account at net asset value in accordance with Section 2.3 of this Agreement. However, the Trust may delay redemption or suspend the right of redemption of Trust Shares of any Series or Class to the extent permitted by the Applicable Law or as disclosed in the Prospectus for such Series or Class. The Company shall not redeem Trust Shares attributable to Contract Owner investments except in the circumstances permitted in Article X of this Agreement.

     2.3. PURCHASE AND REDEMPTION PROCEDURES

          (a) The Trust hereby appoints the Company as its designee for the limited purpose of receiving purchase and redemption requests for Trust Shares under Schedule 1 Contracts resulting from purchase and redemption requests by Owners of Schedule 1 Contracts for units of the Schedule 1 Accounts (but not for units of the Schedule 2 Accounts or Schedule 3 Accounts). Receipt by the Company, as designee of the Trust for this purpose, of requests for the purchase and redemption of units of the
     Schedule 1 Accounts on any Business Day prior to the Trust's close of business, as disclosed from time to time in the applicable Prospectus for such Series or Class (which as of the date of execution of this Agreement is the close of regular trading on the New York Stock Exchange), shall constitute receipt by the Trust on that Business Day of requests from such Schedule 1 Accounts for the purchase and redemption of Trust Shares necessary to facilitate such purchase and redemption of units of such
     Schedule 1 Accounts. This limited agency only extends to requests by the
     Schedule 1 Accounts for the purchase and redemption of Trust Shares that the Trust (or its transfer agent) receives by 9:00 a.m. New York Time on the next following Business Day. Such requests for the purchase and redemption of Trust Shares may be communicated by facsimile, electronic mail, or telephone to the office or person designated by the Trust and shall be confirmed by facsimile or electronic mail.

          (b) The Company shall pay for Trust Shares on the same day that it provides a purchase request for such Shares. Payment for Trust Shares shall be made in federal funds transmitted to the Trust by wire by 12:00 p.m. New York Time on that day (unless the Trust determines and so advises the Company that sufficient proceeds are available from redemption of Trust Shares of other Series or Classes on that day by the Company). Proceeds from the redemption of Trust Shares requested pursuant to an order received by the Company after the Trust's close of business on any Business Day shall not be applied to the payment for shares for which a purchase order was received prior to the Trust's close of business on the same day. If federal funds are not received on time, issuance of the requested Trust Shares will be cancelled and such funds will be applied to the purchase of Trust Shares as soon as practicable after receipt of such funds at the Share price next computed after receipt. If the issuance of Trust Shares is canceled because federal funds are not timely received, the Company shall indemnify the respective Fund and the Distributor with respect to all costs, expenses and losses relating thereto and the Company shall be responsible for any impact on Contract Owners.

          (c) Payment for Trust Shares redeemed shall be made in federal funds transmitted by wire to the Company, such funds normally to be transmitted by 6:00 p.m. New York Time on the next Business Day after the Trust receives the redemption request (unless redemption proceeds are to be applied to the purchase of Trust Shares of other Series or Classes in accordance with Section 2.3(b) of this Agreement). Notwithstanding the foregoing, the Trust reserves the right to redeem Trust Shares in assets other than cash to the extent disclosed in the applicable Prospectus and permitted by Applicable Law. The Trust shall not be responsible for the proper disbursement or crediting of redemption proceeds by the Company or the Accounts.

          (d) Any purchase or redemption request for Trust Shares held or to be held by Schedule 2 Accounts, Schedule 3 Accounts, or in the Company's general account, shall be effected at the net asset value per share next determined after the Trust's actual receipt of such request, provided that payment for Trust Shares purchased is received by the Trust in federal funds prior to the Trust's close of business, as disclosed from time to time in the Prospectus for such Series or Class.

          (e) The Company and the Trust shall provide each other with all information necessary to effect wire transmissions of federal funds to the other party or the other party's agents pursuant to such protocols and security procedures as the parties may agree upon from time to time. The Trust and the Company, as applicable, shall notify the other in writing of any changes in such information at least three Business Days in advance of when such change is to take effect. The Company and the Trust shall observe customary procedures to protect the confidentiality and security of such information, but the Trust shall not be liable to the Company for any breach of security.

          (f) The procedures set forth in this Section 2.3 are subject to any additional terms set forth in the applicable Prospectus for the Series or Class and by the requirements of Applicable Law.

     2.4. NET ASSET VALUE. The Trust shall use its best efforts to inform the Company of the net asset value per share for each Series and Class available to the Company as soon as reasonably practicable after the computation of the same. The Trust shall calculate such net asset values in accordance with the Prospectus for such Series or Class.

     2.5. DIVIDENDS AND DISTRIBUTIONS. The Trust shall furnish notice to the Company as soon as reasonably practicable of any income dividends or capital gain distributions payable on any Series or Class shares. The Company, on its behalf and on behalf of the Accounts, hereby elects to receive all such dividends and distributions in the form of additional shares of that Series or Class. The Company reserves the right, on its behalf and on behalf of the Accounts, to revoke this election and to receive all such dividends and capital gain distributions in cash; to be effective, such revocation must be made in writing and received by the Trust at least ten Business Days prior to a dividend or distribution date. The Trust shall notify the Company promptly of the number of Series or Class shares so issued as payment of such dividends and distributions.

     2.6. BOOK ENTRY. Issuance and transfer of Trust Shares shall be by book entry only. Stock certificates will not be issued to the Company or the Accounts. Purchase and redemption orders for Trust Shares shall be recorded in an appropriate ledger for each Account.

     2.7. PRICING ERRORS. Any material errors in the calculation of the net asset value of a Fund, the net asset value per share of any Series or Class of Trust Shares, dividends or capital gain information shall be reported to the Company immediately upon discovery. An error shall be deemed "material" based on the Trust's interpretation of Applicable Law. To the extent necessary for the Company to reimburse Contract Owners for actual loses, the Distributor shall reimburse the Company for losses arising as a direct result of any material error in the calculation of the net asset value of any Fund or the net asset value per share of any Series or Class of Trust Shares. Neither the Trust, any Fund, the Distributor, nor any of their affiliates shall be liable for any information provided to the Company pursuant to this Agreement, which information is based on incorrect information supplied by or on behalf of the Company or any other Participating Company to the Trust or the Distributor.

     2.8. LIMITS ON PURCHASERS. The Distributor and the Trust shall sell Trust Shares only to insurance companies and their separate accounts and to other Qualified Persons. The Distributor and the Trust shall not sell Trust Shares to any insurance company or separate account unless an agreement complying with
Article VIII of this Agreement is in effect to govern such sales. The Distributor and the Trust shall not sell more than 10% of any Series of Trust Shares to any Participating Plan unless an agreement is in effect between the Distributor, the Trust and the trustee (or other fiduciary) of the Plan containing provisions substantially the same as those in Article VIII of this Agreement. The Distributor and the Trust shall not sell Trust Shares to any Participating Plan unless a written acknowledgment of the foregoing condition is received from the trustee (or other fiduciary) of the Plan.

     2.9. DISRUPTIVE TRADING.

          (a) The Trust has adopted policies designed to prevent frequent purchases and redemptions of any Series of Trust Shares in quantities great enough to: (i) disrupt orderly management of the corresponding Fund's investment portfolio, or (ii) dilute the value of the outstanding Trust Shares of that Series ("Disruptive Trading Policies"). From time to time, the Trust and the Distributor implement procedures reasonably designed to enforce the Trust's Disruptive Trading Policies and shall provide a written description of such procedures (and revisions thereto) to the Company. As a procedure in furtherance of its Disruptive Trading Policies, the Trust may assess fees, to be paid by one or more Accounts or by the Company, upon redemption of one or more Series or Classes of Trust Shares within certain stated time periods after such shares have been purchased.

          (b) The Company agrees to develop, adopt and maintain policies regarding transactions in Account units reasonably designed to complement the Trust's Disruptive Trading Policies and, from time to time, to implement procedures regarding transactions in Account units reasonably designed to effectuate the Trust's procedures for preventing disruptive trading in Trust Shares. In particular, in the event that the Trust or the Distributor identifies a particular Contract Owner as having engaged in transactions in Account units that directly or indirectly violate the Trust's Disruptive Trading Policies, the Company agrees, at the written request of the Trust or the Distributor, to restrict or prohibit further transactions in Account units by that Contract Owner which could result in additional purchases and redemptions of a specified Series and/or Class of Trust Shares in violation of the Trust's Disruptive Trading Policies.

          (c) In furtherance of Section 2.9(b), the Trust and the Distributor may, from time to time, investigate purchases and redemptions of any Series or Class of Trust Shares by the Company on behalf of the Accounts that appears to violate, or has the potential to violate, the Trust's Disruptive Trading Policies. When requested by the Trust or the Distributor in writing, the Company agrees to provide the following with respect to purchases and redemptions of a specific Series and/or Class of Trust Shares over a designated period:

               - the identity of the Contract Owner or Contract Owners whose transactions in Account units underlies the Trust share purchases and redemptions being investigated,

               - the amounts and dates of transactions in Account units during the designated period representing an indirect investment in the Series and/or Class of Trust Shares being investigated, and

               - the identity of any investment professional known by the Company to be associated with the Contract Owner or Contract Owners.

     The Company agrees to provide the foregoing information that is on its books and records promptly. If the requested information is not on its books and records, it agrees to make reasonable efforts to:

               -    promptly obtain the requested information, or

               - if requested by the Trust or the Distributor restrict or prohibit further transactions in Account units by that Contract Owner which could result in additional purchases and redemptions of a specified Series and/or Class of Trust Shares.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.1. COMPANY. The Company represents and warrants that: (a) it is an insurance company duly organized and in good standing under the laws of the jurisdiction of its organization, (b) it has legally and validly established each Account as a segregated asset account under applicable state law to serve as segregated investment accounts for the Contracts, (c) each Schedule 1 Account is registered as a unit investment trust under the 1940 Act and each such Account's 1940 Act Registration Statement has been filed with the SEC in accordance with the 1940 Act, (d) the Schedule 2 Accounts and Schedule 3 Accounts each qualify for the exclusions on which they rely for not registering as investment companies under the 1940 Act, (e) it has registered, or will register, all Schedule 1 Contracts offered and sold pursuant to this Agreement under the 1933 Act and, except as provided in Article 4.2 of this Agreement, has effective Registration Statements for that purpose, (f) it will offer and sell the Contracts in compliance in all material respects with all applicable federal and state laws and regulations, including, but not limited to, state insurance law and federal securities law suitability requirements, (g) the Contracts have been filed, qualified and/or approved for sale, as applicable, under the insurance laws and regulations of the states in which the Contracts will be offered, (h) sales of the Schedule 2 Contracts and Schedule 3 Contracts properly qualify for exemptions on which the Company relies in not registering such Contracts, or interests in the Account through which each is issued, under the 1933 Act, (i) its activities and those of its employees in promoting the sale and distribution of the Contracts and effecting Contract Owner transactions in Account units have not caused, and will not cause, the Company to be deemed a broker-dealer, (j) orders it places for the purchase and redemption of Trust Shares pursuant to Article 2.3 of this Agreement are the net result of transactions in units issued by an Account, instructions for which are received by the Company prior to the Trust's close of business as defined from time to time in the applicable Prospectus for such Series or Class (which as of the date of execution of this Agreement is the close of regular trading on the New York Stock Exchange), (k) as long as this Agreement remains in effect, it shall remain in continuous compliance with Article 6.3, Article 6.4 and Article
6.5 of this Agreement, (1) it complies with the requirements of Rule 498 under the 1933 Act and Applicable SEC Guidance regarding the Rule in connection with delivery of Summary Prospectuses for the Series and Classes of Trust Shares available under this Agreement, (m) it maintains policies and procedures reasonably designed to ensure that it can meet obligations in connection with Summary Prospectuses, (n) it will notify the Distributor and the Trust promptly if for any reason it is unable to perform its obligations under this Agreement,
(o) with respect to any Schedule 3 Accounts: (1) the principal underwriter for each Schedule 3 Account and any subaccounts thereof is a broker or dealer registered with the SEC under the Securities Exchange Act of 1934 or a person controlled (as defined in the 1940 Act) by such a broker or dealer; (2) shares of a Fund are and will continue to be the only securities held by the relevant subaccount; (3) it will either (i) seek instructions from Contract Owners with account value in the Schedule 3 Accounts allocated to shares of a Fund with regard to the voting of all proxies solicited in connection with the Fund and will vote those proxies only in accordance with those instructions, or (ii) vote such Fund shares held in the Schedule 3 Accounts in the same proportion as the vote of all the Fund's other shareholders; and (4) it will not substitute another security for shares of the Fund held in a Schedule 3 Account unless the SEC has approved the substitution in the manner provided in Section 26 of the 1940 Act.

     3.2. TRUST. The Trust represents and warrants that: (a) it is a statutory trust duly organized and validly existing under Delaware law, (b) it is registered under the 1940 Act as an open-end management investment company and has filed a 1940 Act Registration Statement with the SEC in accordance with the provisions of the 1940 Act, (c) Trust Shares issued pursuant to this Agreement have been, or will be, duly authorized and validly issued in accordance with Applicable Law, (d) it will offer and sell Trust Shares pursuant to this Agreement in compliance in all material respects with all applicable federal and state laws and regulations, (e) it has registered, or will register, all Trust Shares offered and sold pursuant to this Agreement under the 1933 Act and has an effective Registration Statement for that purpose, (f) as long as this Agreement remains in effect, it shall remain in continuous compliance with Article 6.1 and
Article 6.2 of this Agreement, (g) the Trust's Board, a majority of whom are not interested persons of the Trust, have formulated and approved any plans to finance distribution expenses pursuant to Rule 12b-l under the 1940 Act ("Rule 12b-1 Plans"), (h) the Trust or its service provider complies with the requirements of Rule 498 under the 1933 Act and Applicable SEC Guidance regarding the Rule in connection with the offer and sale of Trust Shares, (i) the Trust or its service provider maintains policies and procedures reasonably designed to ensure that Fund Documents are available on the Fund Documents Web Site in the manner required by Rule 498(e)(1), (e)(2), and (e)(3) and Applicable SEC Guidance related thereto, and (j) as provided by

Rule 498(e)(4)(ii), the Trust or its service provider shall take prompt action to ensure that Fund Documents become available in the manner required by Rule 498(e)(1), (e)(2), and (e)(3) and Applicable SEC Guidance as soon as practicable following the earlier of the time it knows or should reasonably have known that the Fund Documents are not available in the required manner.

     3.3. DISTRIBUTOR. The Distributor represents and warrants that: (a) it is a limited partnership duly organized and in good standing under New York law, and
(b) it is registered as a broker-dealer under federal and applicable state securities laws and is a member in good standing of FINRA.

     3.4. LEGAL AUTHORITY. Each party represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate, partnership or trust action, as applicable, by such party, and, when so executed and delivered, this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

                                   ARTICLE IV
                            REGULATORY REQUIREMENTS

     4.1. TRUST FILINGS. The Trust shall amend its Registration Statement from time to time and maintain its effectiveness as required in order to effect the continuous offering of Trust Shares in compliance with Applicable Law. Notwithstanding the foregoing, the Trust shall register and qualify Trust Shares for sale in accordance with the laws of various states if, and to the extent, deemed advisable by the Trust or the Distributor. The Trust shall amend its 1940 Act Registration Statement as required by the 1940 Act to maintain its registration under the 1940 Act for as long as Trust Shares are outstanding. The Trust shall file From 24F-2 and pay 1933 Act registration fees for all Series and Classes of Trust Shares as required by Rule 24f-2 under the 1940 Act. The Trust shall comply in all material respects with the 1940 Act.

     4.2. ACCOUNT FILINGS. The Company shall amend the Registration Statement for each Schedule 1 Contract from time to time and maintain its effectiveness as required in order to effect the continuous offering of such Contracts in compliance with Applicable Law for as long as purchase payments may be made under such Contracts. Notwithstanding the foregoing, the Company: (a) may permit the effectiveness of a Schedule 1 Contract's Registration Statement expire if the Company has supplied the Trust with an SEC "no-action" letter or opinion of counsel satisfactory to the Trust's counsel to the effect that maintaining such Registration Statement on a current basis is no longer required, and (b) shall register and qualify the Contracts for sale in accordance with the securities laws of the various states only if, and to the extent, it considers such registration and qualification necessary. The Company shall amend each Schedule 1 Account's 1940 Act Registration Statement as required by the 1940 Act to maintain the Account's registration under the 1940 Act for as long as the
Schedule 1 Contracts issued through that Account are in force. With regard to each Schedule 1 Account and, as applicable,

Schedule 3 Account, the Company shall comply in all material respects with the 1940 Act. The Company shall make such filings and take such other actions as are required by the exemptions and exclusions on which it relies.

     The Company shall be responsible for filing all Contract forms, applications, marketing materials and other documents relating to the Contracts and/or the Accounts with state insurance commissions, as required or as is customary, and shall use its best efforts: (a) to obtain any and all approvals thereof, under applicable state insurance law, of each state or other jurisdiction in which Contracts are or may be offered for sale, and (b) to keep such approvals in effect for so long as the Contracts are outstanding.

     4.3. DELIVERY OF PROSPECTUSES BY THE COMPANY. The Company shall deliver (or arrange for delivery of) an appropriate Prospectus to each prospective Contract Owner describing in all material respects the terms and features of the Contract being offered. Except as provided below, the Company also shall deliver (or arrange for delivery of) a Summary Prospectus for each Fund that a prospective Contract Owner identifies on his or her application as an intended investment option under a Contract or to which a Contract Owner allocates premium payments to or transfers Contract value. In addition, the Company reserves the right to deliver (or arrange for delivery of) the Statutory Prospectus in place of the Summary Prospectus. The Company shall deliver (or arrange for delivery of) such Summary or Statutory Prospectuses at the times and in the manner required by applicable provisions of the 1933 Act and rules or regulations thereunder and Applicable SEC Guidance.

     4.4. SPECIFIC REQUESTS FOR SUMMARY PROSPECTUSES. The Company shall not bind together the Summary Prospectuses or Statutory Prospectuses for the Series and Classes available under this Agreement with Summary Prospectuses and Statutory Prospectuses for shares of other investment companies, or any other document except as expressly permitted by and in Rule 498(c)(2) and any Applicable SEC Guidance. The Company shall deliver or provide all Summary Prospectuses and all Statutory Prospectuses in compliance with the Greater Prominence requirements of Rule 498(f)(2) and any Applicable SEC Guidance.

     4.5. WEB SITE POSTING. The Trust or its service provider shall maintain the Fund Documents Web Site. At the Company's request, the Trust or its service provider may provide the Company with URLs to the current Fund Documents for use with the Company's electronic delivery of Fund Documents or on the Company's Web site. The Company will be responsible for the maintenance of any web links to such URLs on the Company's Web site. The Trust agrees to use commercially reasonable efforts to employ procedures consistent with industry practices designed to reduce exposure to viruses. However, the Trust and the Distributor make no warranty, express or implied, that the Fund Documents Web Site, the Fund Documents, or any URLs provided will be free from any defects, bugs, errors or malfunctions.

     4.6. RESPONSE TO REQUESTS FOR ADDITIONAL FUND DOCUMENTS. Within three (3) Business Days of receiving a request for a paper copy of a Fund Document, the Trust shall promptly send the same to the person requesting it free of charge. Within three (3) Business

Days of receiving a request for an electronic copy of a Fund Document, the Trust shall send, by e-mail to the requestor, either a PDF copy of, or an electronic link to, the same free of charge. The Company shall respond in accordance with Rule 498(f)(1) to requests for additional Fund Documents made by a person directly to the Company or one of its affiliates.

     4.7. CESSATION OF USE OF SUMMARY PROSPECTUSES. The Trust shall provide the Company with at least thirty (30) days advance written notice of its intent to cease using the Summary Prospectus delivery option so that the Company can arrange to deliver a Statutory Prospectus in place of a Summary Prospectus in compliance with Section 4.3 of this Agreement. In order to comply with Rule 498(e)(l), the Trust shall continue to maintain the Fund Documents Web Site in compliance with the requirements of this Agreement and Rule 498 for a minimum of 90 days after the termination of any such notice period.

     4.8. VOTING OF TRUST SHARES. To the extent required by the 1940 Act or Rule 6e-2 or Rule 6e-3(T) thereunder, or other Applicable Law, whenever the Trust shall have a meeting of holders of any Series or Class of Trust Shares, the Company shall:

          -    solicit voting instructions from Contract Owners;

          - vote Trust Shares held in each Account at such shareholder meetings in accordance with instructions received from Contract Owners;

          - vote Trust Shares held in each Account for which it has not received timely instructions in the same proportion as it votes the applicable Series or Class of Trust Shares for which it has received timely instructions; and

          - vote Trust Shares held in its general account in the same proportion as it votes the applicable Series or Class of Trust Shares held by the Accounts for which it has received timely instructions.

Except with respect to matters as to which the Company has the right in connection with Schedule 1 Contracts under Rule 6e-2 or Rule 6e-3(T) under the 1940 Act, to vote Trust Shares without regard to voting instructions from Contract Owners, neither the Company nor any of its affiliates will recommend action in connection with, or oppose or interfere with, the actions of the Trust Board to hold shareholder meetings for the purpose of obtaining approval or disapproval from shareholders (and, indirectly, from Contract Owners) of matters put before the shareholders.

     The Company shall remain responsible for ensuring that it calculates voting instructions and votes Trust Shares at shareholder meetings in a manner consistent with other Participating Investors. The Trust will notify the Company of any changes to the SEC Order or the conditions attaching thereto relating to voting of Trust Shares of which it becomes aware.

     4.9. STATE INSURANCE LAW RESTRICTIONS. The Company acknowledges and agrees that it is the responsibility of the Company and other Participating Insurance Companies to determine investment restrictions and any other restrictions, limitations or requirements under state insurance law applicable to any Fund or the Trust or the Distributor, and that neither the Trust nor the Distributor shall bear any responsibility to the Company, other Participating Insurance Companies or any Product Owners for any such determination or the correctness of such determination. Schedule 4 sets forth any investment restrictions that the Company and/or other Participating Insurance Companies have determined are applicable to any Fund and with which the Trust has agreed to comply as of the date of this Agreement. The Company shall inform the Trust of any investment restrictions imposed by state insurance law that the Company determines may become applicable to the Trust or a Fund from time to time as a result of the Accounts' investment therein, other than those set forth on Schedule 4 to this Agreement. Upon receipt of any such information from the Company or any other Participating Insurance Company, the Trust shall determine whether it is in the best interests of shareholders to comply with any such restrictions. If the Trust determines that it is not in the best interests of shareholders (which, for this purpose, shall mean Product Owners) to comply with a restriction determined to be applicable by the Company, the Trust shall so inform the Company, and the Trust and the Company shall discuss alternative accommodations. If the Trust determines that it is in the best interests of shareholders to comply with such restrictions, the Trust and the Company shall amend Schedule 4 to this Agreement to reflect such restrictions, subject to obtaining any required shareholder approval thereof.

     4.10. INTERPRETATION OF LAW. The Trust, the Distributor and their affiliates are not responsible or liable for acts or omissions by the Company or the Company's affiliates taken (or not taken) in reliance upon any statements or representations made by the Trust, the Distributor or any of their affiliates or their legal advisers, to the Company or the Company's affiliates concerning the applicability of any Applicable Law or Applicable SEC Guidance to the activities contemplated by this Agreement.

     The Company and its affiliates are not responsible or liable for acts or omissions by the Trust, the Distributor and their affiliates taken (or not taken) in reliance upon any statements or representations made by the Company or its affiliates or their legal advisers, to the Trust, the Distributor and their affiliates concerning the applicability of any Applicable Law or Applicable SEC Guidance to the activities contemplated by this Agreement.

     4.11. DISCLOSURE. The Trust's prospectus shall state that the statement of additional information for the Trust is available from either the Distributor or the Trust. The Trust hereby notifies the Company that it is appropriate to include in Contract Prospectuses, disclosure of the potential risks of mixed and shared funding.

     4.12. DRAFTS OF FILINGS. The Trust and the Company shall provide to each other copies of draft versions of any Registration Statements, Prospectuses, Statements of Additional Information, periodic and other shareholder or Contract Owner reports, proxy statements, information statements, solicitations for voting instructions, applications for exemptions (including applications by the Company to the SEC seeking approval of substitutions of any Fund under Section 26(c) of the 1940 Act), requests for no-action letters, and all amendments or supplements to any of the above, prepared by or on behalf of either of them and that mentions the other party by name. Such drafts shall be provided to the other party sufficiently in advance of filing such materials with regulatory authorities in order to allow such other party a reasonable opportunity to review the documents.

     4.13. COPIES OF FILINGS. The Trust and the Company shall provide to each other at least one complete copy of all Registration Statements, Prospectuses, Statements of Additional Information, periodic and other shareholder or Contract Owner reports, proxy statements, information statements, solicitations of voting instructions, applications for exemptions (including applications by the Company to the SEC seeking approval of substitutions of any Fund under Section 26(c) of the 1940 Act), requests for "no-action" letters, and all amendments or supplements to any of the above, that relate to the Trust, the Contracts or the Accounts, as the case may be, promptly after the filing by or on behalf of each such party of such document with the SEC or other regulatory authorities (it being understood that this provision is not intended to require the Trust to provide to the Company copies of any such documents prepared, filed or used by Participating Investors other than the Company and the Accounts). If the Trust, Distributor or any of their affiliates are named in the filing(s), the Company shall send the filings to the contacts listed in Article XII.

     4.14. REGULATORY RESPONSES. Each party shall promptly provide to all other parties copies of responses to no-action requests, notices, orders and other rulings received by such party with respect to any filing covered by Section
4.13 of this Agreement. If the Trust, Distributor or any of their affiliates are named in the regulatory response(s), the Company shall send the regulatory response(s) to the contacts listed in Article XII.

     4.15. COMPLAINTS AND PROCEEDINGS

           (a) The Trust and/or the Distributor shall immediately notify the Company of: (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order (but not including an order of a regulatory body exempting or approving a proposed transaction or arrangement) with respect to the Trust's Registration Statement or the Prospectus of any Series or Class, (ii) any request by the SEC for any amendment to the Trust's Registration Statement or the Prospectus of any Series or Class, (iii) the initiation of any proceedings for that purpose or for any other purposes relating to the registration or offering of the Trust Shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Trust Shares or any Class or Series in any state or jurisdiction, including, without limitation, any circumstance in which (A) such shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law or (B) such law precludes the use of such shares as an underlying investment medium for the Contracts. The Trust will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

          (b) The Company shall immediately notify the Trust and the Distributor of: (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order (but not including an order of a regulatory body exempting or approving a proposed transaction or arrangement) with respect to the Contracts' Registration Statement or the Contracts' Prospectus, (ii) any request by the SEC for any amendment to the Contracts' Registration Statement or Prospectus, (iii) the initiation of any proceedings for that purpose or for any other purposes relating to the registration or offering of the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of the Contracts or any class of Contracts in any state or jurisdiction, including, without limitation, any circumstance in which such Contracts are not registered, qualified and approved, and, in all material respects, issued and sold in accordance with applicable state and federal laws. The Company will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

          (c) Each party shall immediately notify the other parties when it receives notice, or otherwise becomes aware of, the commencement of any litigation or proceeding against such party or a person affiliated with such party arising in connection with the Trust or the Accounts or the issuance or sale of Trust Shares or the Contracts.

          (d) The Company shall provide to the Trust and the Distributor any complaints it has received from Contract Owners pertaining to the Trust or a Fund, and the Trust and Distributor shall each provide to the Company any complaints it has received from Contract Owners relating to the Contracts.

     4.16. COOPERATION. Each party hereto shall cooperate with the other parties and all appropriate government authorities (including without limitation the SEC, FINRA and state securities and insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry by any such authority relating to this Agreement or the transactions contemplated hereby. However, such access shall not extend to attorney-client privileged information.

     4.17. MONEY MARKET FUND. The Company acknowledges and agrees that Contract Owners will suffer no financial loss or other harm in the event that the Trust Board determines to temporarily or permanently use market values rather than the amortized cost value to value the assets of the Trust's Money Market Fund, thereby preventing the Trust from maintaining a constant net asset value per share for the Money Market Fund Class of Trust Shares.

                                    ARTICLE V
              SALE, ADMINISTRATION AND SERVICING OF THE CONTRACTS

     5.1. SALE OF THE CONTRACTS. The Company shall be fully responsible as to the Trust and the Distributor for the sale and marketing of the Contracts. The Company shall provide Contracts, the Contracts' and Trust's Prospectuses (or Summary Prospectuses), Contracts' and Trust's Statements of Additional Information, and all amendments or supplements to any of the foregoing to Contract Owners and prospective Contract Owners, all in accordance with Applicable Law. Without limiting the generality of the foregoing, the Company shall: (1) enter into and enforce agreements with affiliated and unaffiliated parties to, and (2) adopt and implement written compliance policies and procedures reasonably designed to, ensure that:

               - all persons offering or selling the Contracts are duly licensed and registered under Applicable Law,

               - all individuals offering or selling the Contracts are duly appointed agents of the Company and are registered representatives of a FINRA member broker-dealer,

               - each sale of a Contract satisfies all suitability requirements under Applicable Law,

               - all persons offering or selling the Contracts disclose to prospective Contract Owners remuneration each expects to receive in connection with sales of the Contracts and any conflicts of interest arising therefrom as required by Applicable Law, and

               - no persons offering or selling the Contracts intend to engage in Account unit transactions that would violate the Company's or the Trust's Disruptive Trading Policies.

               - Prospectuses are delivered as required by Article IV of this Agreement and Applicable Law.

     5.2. ANTI-MONEY LAUNDERING. The Company shall comply with all Applicable Law designed to prevent money "laundering", and if required by such laws or regulations, to share with the Trust information about individuals, entities, organizations and countries suspected of possible terrorist or money "laundering" activities in accordance with Section 314(b) of the USA Patriot Act. In particular, the Company agrees that:

               - as part of processing an application for a Contract, it will verify the identity of applicants and, if an applicant is not a natural person, will verify the identity of prospective principal and beneficial owners submitting an application for a Contract,

               - as part of its ongoing compliance with the USA Patriot Act, it will, from time to time, reverify the identity of Contract Owners, including the identity of principal and beneficial owners of Contracts held by non-natural persons,

               - as part of processing an application for a Contract, it will verify that no applicant, including prospective principal or beneficial Contract Owners, is a "specially designated national" or a person from an embargoed or "blocked" country as indicated by the Office of Foreign Asset Control ("OFAC") list of such persons,

               - as part of its ongoing compliance with the USA Patriot Act, it will, from time to time, reverify that no Contract Owner, including a principal or beneficial Contract Owners, is a "specially designated national" or a person from an embargoed or "blocked" country as indicated by the OFAC list of such persons,

               - it will ensure that money tendered to the Trust as payment for Trust Shares did not originate with a bank lacking a physical place of business (I.E., a "shell" bank) or from a country or territory named on the list of high-risk or non-cooperating countries or jurisdictions published by the Financial Action Task Force, and

               - if any of the foregoing cease to be true, the Trust or its agents, in compliance with the USA Patriot Act or Bank Secrecy Act, may seek authority to block transactions in Account units arising from accounts of one or more such Contract Owners with the Company or of one or more of the Company's accounts with the Trust.

     The Trust and the Distributor shall comply with all Applicable Laws designed to prevent money "laundering", and if required by such laws or regulations, to share with the Company information about individuals, entities, organizations and countries suspected of possible terrorist or money "laundering" activities in accordance with Section 314(b) of the USA Patriot Act.

     5.3. ADMINISTRATION AND SERVICING OF THE CONTRACTS. The Company shall be fully responsible for the underwriting, issuance, service and administration of the Contracts and for the administration of the Accounts, including, without limitation, the calculation of performance information for the Contracts, the timely payment of Contract Owner redemption requests and processing of Contract transactions, and the maintenance of a service center, such functions to be performed in all respects at a level commensurate with those standards prevailing in the variable insurance industry. The Company shall provide to Contract Owners all Trust reports, information statements, proxy statements and other voting instruction solicitation materials, and updated Trust Prospectuses (or Summary Prospectuses) as required by Applicable Law.

     5.4. TRUST PROSPECTUSES AND REPORTS. In order to enable the Company to fulfill its obligations under this Agreement and Applicable Law, the Trust shall provide the Company with a copy, in camera-ready form or form otherwise suitable for printing or duplication of: (a) the Trust's Prospectus for the Series and Classes listed on Schedules lB, 2B, and 3B and any supplement thereto; (b) any Trust proxy soliciting material for such Series or Classes; and (c) any Trust periodic shareholder reports. The Trust and the Company may amend this section 5.4, but the Trust reserves the right to require its prior approval of the printing of the foregoing documents. The Trust shall make available to the Company on the Trust's website each Statement of Additional Information and supplement thereto. The Trust shall provide the Company at least 10 days advance written notice when any such material shall become available, provided, however, that in the case of a supplement, the Trust shall provide the Company notice reasonable in the circumstances, it being understood that circumstances surrounding such supplement may not allow for advance notice. The Company may not alter any material so provided by the Trust or the Distributor (including, without limitation, presenting or delivering such material in a different medium such as electronic mail or attachments thereto) without the prior written consent of the Distributor.

     5.5. TRUST ADVERTISING MATERIAL. Neither the Company or any person directly or indirectly authorized by the Company (including, without limitation, underwriters, distributors, and sellers of the Contracts) shall use any piece of advertising, sales literature or other promotional material in which the Trust, the Distributor, or an affiliate of either is named, except with the prior written consent of the Trust or the Distributor. The Company shall furnish to the Trust or the Distributor each such piece of advertising, sales literature or other promotional material at least ten (10) days prior to its use. The Trust or the Distributor shall respond to any request for written consent on a prompt and timely basis, but failure to respond shall not relieve the Company of the obligation to obtain the prior written consent of the Trust or the Distributor. After receiving the Trust's or Distributor's consent to the use of any such material, no further changes may be made without obtaining the Trust's or Distributor's written consent to such changes. The Trust or Distributor may at any time in its sole discretion revoke such written consent, and upon notification of such revocation, the Company shall no longer use the material subject to such revocation. The Company shall not be responsible for filing any materials with FINRA.

     5.6. CONTRACTS ADVERTISING MATERIAL. The Trust and the Distributor shall not use any piece of advertising, sales literature or other promotional material in which the Company, an Account or a Contract is named, except with the prior written consent of the Company. The Trust or the Distributor shall furnish to the Company each such piece of advertising, sales literature or other promotional material at least ten (10) days prior to its use. The Company shall respond to any request for written consent on a prompt and timely basis, but failure to respond shall not relieve the Trust or the Distributor of the obligation to obtain the prior written consent of the Company. After receiving the Company's consent to the use of any such material, no further changes may be made by the Trust or Distributor without obtaining the Company's consent to such changes. The Company may at any time in its sole discretion revoke any written consent, and upon notification of such revocation, neither the Trust nor the Distributor shall use the material subject to such revocation. The Trust and the Distributor shall not be responsible for filing any such materials with FINRA.

     5.7. TRADE NAMES. No party shall use any other party's names, logos, trademarks or service marks, whether registered or unregistered, without the prior written consent of such other party, or after written consent therefor has been revoked. The Company shall not use in advertising, publicity or otherwise the name of the Trust, Distributor, or any of their affiliates nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Trust, Distributor, or their affiliates without the prior written consent of the Trust or the Distributor in each instance.

     5.8. ADDITIONAL COVENANTS AND REPRESENTATIONS BY COMPANY. Except with the prior written consent of the Trust, the Company shall not give any information or make any representations or statements about the Trust or the Funds nor shall it authorize or allow any other person to do so except information or representations contained in the Trust's Registration Statement or the Trust's Prospectuses or in proxy statements for the Trust, or in advertisements, sales literature or other promotional material approved in writing by the Trust or its designee in accordance with this Article V, or in published reports or statements of the Trust in the public domain.

     The Company represents that advertisements, sales literature or other promotional material for the Contracts prepared by the Company or its affiliates are and will be consistent with Applicable Law, including, but not limited to, FINRA Conduct Rules 2210,2212,2213, and 2214.

     The Company has adopted and implemented, or shall adopt and implement, written compliance procedures reasonably designed to ensure that information concerning the Trust, the Distributor, or any of their affiliates which is intended for use by brokers or agents selling the Contracts (I.E., information that is not intended for distribution to Contract Owners or prospective Contract Owners) is used solely in the manner so intended. Neither the Trust, the Distributor, nor any of their affiliates shall be liable for any losses, damages, or expenses relating to the improper use of such "broker only" materials by agents of the Company or its affiliates who are unaffiliated with the Trust or the Distributor.

     The parties agree that this Section 5.8 is not intended to imply that the Company is an underwriter or distributor of the Trust's shares or a dealer in the Trust's shares.

     5.9. ADDITIONAL COVENANTS AND REPRESENTATIONS BY TRUST. Except with the prior written consent of the Company, the Trust shall not give any information or make any representations on behalf of the Company or concerning the Company, the Accounts or the Contracts other than the information or representations contained in the appropriate Contract Registration Statement or Contract Prospectus or in published reports of or statements by the Company or the Accounts which are in the public domain or in advertisements, sales literature or other promotional material approved in writing by the Company in accordance with this Article V.

     The Trust represents that advertisements, sales literature or other promotional material for the Trust prepared by the Distributor or its affiliates in connection with the sale of the Contracts are and will be consistent with Applicable Law, including, but not limited to, FINRA Conduct Rules
2210, 2212, 2213, and 2214.

     The Trust or the Distributor shall mark information produced by or on behalf of the Trust which is intended for use by brokers or agents selling the Contracts (I.E., information that is not intended for distribution to Contract Owners or prospective Contract Owners) "FOR BROKER USE ONLY," and neither the Company nor any of its affiliates shall be liable for any losses, damages, or expenses arising on account of the use by brokers of such information with third parties in the event that it is not so marked.

     5.11. ADVERTISING. For purposes of this Article V, the phrase "advertising, sales literature or other promotional material" includes, but is not limited to, any material constituting sales literature, advertising, or communications with the public under FINRA Conduct rules, the 1940 Act or the 1933 Act. Such material includes, without limitation, the following materials for prospective Contract Owners, existing Contract Owners, wholesalers and other broker-dealers, rating or ranking agencies, or the press:

          - advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, websites, or other public media),

          - sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, electronic mail, or published article),

          - educational or training materials or other communications distributed or made generally available to some or all agents or employees, and

          - registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials.

                                   ARTICLE VI
                              COMPLIANCE WITH CODE

     6.1. SECTION 817(h). The Trust, on behalf of each Fund, will comply with
Section 817(h) of the Code and Treasury Regulation 1.817-5 thereunder, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications to such Section and Regulation or successors thereto, to the extent applicable to the Fund as an investment company underlying the Account. The Trust shall notify the Company immediately upon having a reasonable basis for believing that a Fund has ceased to so comply and will not be able to comply within the grace period afforded by Treasury Regulation 1.817-5.

     6.2. SUBCHAPTER M. The Trust shall maintain the qualification of each Fund as a regulated investment company (under Subchapter M of the Code or any successor or similar provision), and the Trust shall notify the Company immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify and will not be able to qualify within the grace period afforded by Section 851 of the Code.

     6.3. COMPANY AND CONTRACTS. The Company represents and warrants that it is a life insurance company within the meaning of Section 816(a) of the Code. The Company shall ensure that at the time each Contract is issued it is a variable contract (as defined in Section 817(d) of the Code) which is treated as a life insurance, endowment, or annuity contract under applicable provisions of the Code, and that as long as the Accounts hold shares of the Trust the Company shall maintain such treatment for each outstanding Contract. The Company shall notify the Trust and the Distributor immediately upon having any basis for believing that the Contracts will not be treated as life insurance, endowment, or annuity contracts under applicable provisions of the Code.

     6.4 REGULATION 1.817-5(f). The Company shall ensure that no Fund fails to remain eligible for "look-through" treatment under Treasury Regulation 1.817-5(f) by reason of a current or future failure of the Company, the Accounts or the Contracts to comply with any applicable requirements of the Code or Treasury Regulations. The Company shall notify the Trust and the Distributor immediately upon having any basis for believing that the failure of the Company, the Accounts or the Contracts to comply with any applicable requirements of the Code or Treasury Regulations could render a Fund ineligible, or jeopardize a Fund's eligibility, for "look-through" treatment under Treasury Regulation 1.817-5(f). In the event of such a failure, the Company shall take all necessary steps to cure any such failure, including, if necessary, obtaining a waiver or closing agreement with respect to such failure from the U.S. Internal Revenue Service at the Company's expense.

     6.5 MODIFIED ENDOWMENT CONTRACTS. The Company shall ensure that any Prospectus offering a variable life insurance Contract in circumstances where it is reasonably probable that such Contract would be a "modified endowment contract," as that term is defined in Section 7702A of the Code, will identify such Contract as a modified endowment contract.

                                  ARTICLE VII
                                    EXPENSES

     7.1. EXPENSES. All expenses incident to each party's performance under this Agreement (including expenses expressly assumed by such party pursuant to this Agreement) shall be borne by such party to the extent permitted by law, except as otherwise provided below or in a separate agreement.

     7.2. TRUST EXPENSES. Expenses incident to the Trust's performance of its duties and obligations under this Agreement include, but are not limited to, the costs of:

          (a) registration and qualification of the Trust Shares under the federal securities laws;

          (b) preparation and filing with the SEC of the Trust's Prospectuses, Summary Prospectuses, Statement of Additional Information, Registration Statement, information statements, proxy statements and other proxy materials, and shareholder reports, and preparation of a "camera-ready" copy of the foregoing;

          (c) preparation of all statements and notices required by Applicable Law;

          (d) provision and maintenance of the Fund Documents Web Site;

          (e) printing of all information statements, proxy statements and other proxy materials, shareholder reports, Prospectuses, Summary Prospectuses and other documents required to be provided by the Trust to its existing shareholders, and providing sufficient copies of the same to the Company for distribution to Contract Owners then invested in Accounts that hold Trust Shares; provided, however, that if the Company prints copies of a Trust Prospectus (or portions thereof) or Summary Prospectus as part of a larger document containing Prospectuses of other investment companies, any expense obligation of the Trust shall be limited only to its share of the cost of printing the document. For this purpose, the Trust's share shall be the percentage of the total cost of the document represented by the ratio that the number of pages of the Trust's Prospectus or Summary Prospectus bears to the total number of pages in the document;

          (f) all taxes on the issuance or transfer of Trust Shares;

          (g) payment of all expenses of operating the Trust, including, without limitation, expenses relating to fees for custody, auditing, transfer agency services, legal services, investment management services, and insurance coverage, as well as Trustee compensation and 1940 Act Rule 24f-2 fees in connection with sales of Trust Shares to Schedule 2 Accounts,
     Schedule 3 Accounts, and Qualified Persons;

          (h) payment of any expenses permitted to be paid or assumed by the Trust pursuant to a Rule 12b-l Plan and/or shareholder service plan; and

          (i) provision or printing of Trust proxy statements and other proxy materials required in connection with the Company's obligation to solicit voting instructions from Contract Owners.

     7.3. COMPANY EXPENSES. Expenses incident to the Company's performance of its duties and obligations under this Agreement include, but are not limited to, the costs of:

          (a) registration and qualification of the Schedule 1 Contracts under Applicable Law;

          (b) preparation of Contract Prospectuses, preparation of Registration Statements with the SEC for Schedule 1 Contracts, payment of registration fees for Schedule 1 Contracts pursuant to Rule 24f-2 under the 1940 Act;

          (c) the sale, marketing and distribution of the Contracts, including compensation for Contract sales, printing and delivery of Contract Prospectuses to current and prospective Contract owners, and printing and delivery of the Trust's Prospectuses or Summary Prospectuses to prospective Contract Owners;

          (d) provision and maintenance of internet websites other than the Fund Documents Web Site;

          (e) administration of the Contracts;

          (f) payment of all expenses of operating the Accounts; and

          (g) preparation, printing and delivery of all statements and notices to Contract Owners required by Applicable Law other than those paid for by the Trust.

     7.4. OTHER EXPENSES AND PAYMENTS. The Trust and the Distributor shall pay no fee or other compensation to the Company under this Agreement. Each party, however, shall, in accordance with the allocation of expenses specified in this Agreement, reimburse other parties for expenses paid by such other parties, but allocated to it. In addition, nothing herein shall prevent the parties from otherwise agreeing to perform, and arranging for appropriate compensation for, services relating to the Trust, the Distributor, the Company or the Accounts.

     Notwithstanding anything else in this Agreement, pursuant to any Rule 12b-1 Plan adopted by the Trust, and as contemplated by Article 3.2(g) of this Agreement, the Trust or any Series or Class thereof may pay the Distributor, and the Distributor may pay the principal underwriter or distributor of one or more classes of Contracts, for activities primarily intended to result in the sale of Trust Shares to the Accounts through which such Contracts are issued. Likewise, pursuant to any shareholder service plan adopted and implemented by the Trust or any Series or Class thereof under Rule 12b-1 of the 1940 Act or otherwise, the Trust or the appropriate Series or Class may pay the Distributor and the Distributor may pay the principal underwriter or distributor of one or more classes of Contracts, or the Company, for activities related to personal service and/or maintenance of Contract Owner accounts and/or administration services, as permitted by such plan.

                                  ARTICLE VIII
                              POTENTIAL CONFLICTS

     8.1. SEC ORDER. The parties to this Agreement acknowledge that the Trust has obtained the SEC Order granting exemptions from various provisions of the 1940 Act and the rules thereunder to Participating Accounts supporting variable life insurance policies to the extent necessary to permit them to hold Trust Shares when Trust Shares also are sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and other Qualified Persons (as defined in
Section 1.18 hereof). The relief provided by the SEC Order is conditioned upon the Trust and each Participating Insurance Company complying with conditions and undertakings substantially as provided in this Article VIII. The Trust and the Distributor reserve the right to determine that one or more provisions of this
Article VIII are no longer applicable, and in that event will notify the Company to that effect. Upon receipt of such notice by the Company, this Agreement shall be deemed amended to eliminate the provisions of Article VIII specified in the notice.

     8.2. COMPANY MONITORING REQUIREMENTS. The Company will monitor its operations and those of the Trust for the purpose of identifying any material irreconcilable conflicts or potential material irreconcilable conflicts between or among the interests of Participating Plans, Product Owners of variable life insurance policies and Product Owners of variable annuity contracts.

     8.3. COMPANY REPORTING REQUIREMENTS. The Company shall report any conflicts or potential conflicts to the Trust Board and will provide the Trust Board, at least annually, with all information reasonably necessary for the Trust Board to consider any issues raised by such existing or potential conflicts or by the conditions and undertakings required by the Exemptive Order. The Company also shall assist the Trust Board in carrying out its obligations including, but not limited to: (a) informing the Trust Board whenever it disregards Contract Owner voting instructions with respect to variable life insurance policies, and (b) providing such other information and reports as the Trust Board may reasonably request. The Company will carry out these obligations with a view only to the interests of Contract Owners.

     8.4. TRUST BOARD MONITORING DETERMINATION. The Trust Board shall monitor the Trust for the existence of any material irreconcilable conflicts between or among the interests of Participating Plans, Product Owners of variable life insurance policies and Product Owners of variable annuity contracts and determine what action, if any, should be taken in response to those conflicts. A majority vote of Trustees who are not interested persons of the Trust as defined in the 1940 Act (the "disinterested trustees") shall represent a conclusive determination as to the existence of a material irreconcilable conflict between or among the interests of Product Owners and Participating Plans and as to whether any proposed action adequately remedies any material irreconcilable conflict. The Trust Board shall give prompt written notice to the Company and Participating Plan of any such determination. Minutes of the meetings of the Trust Board, or other appropriate records of the Trust, shall record all reports received by the Board regarding such conflicts and all actions taken by the Board in response.

     8.5. UNDERTAKING TO RESOLVE CONFLICT. In the event that a material irreconcilable conflict of interest arises between Product Owners of variable life insurance policies or Product Owners of variable annuity contracts and Participating Plans, the Company will, at its own expense, take whatever action is necessary to remedy such conflict as it adversely affects Contract Owners up to and including: (1) establishing a new registered management investment company, and (2) withdrawing assets from the Trust attributable to reserves for the Contracts subject to the conflict and reinvesting such assets in a different investment medium (including another Fund) or submitting the question of whether such withdrawal should be implemented to a vote of all affected Contract Owners, and, as appropriate, segregating the assets supporting the Contracts of any group of such owners that votes in favor of such withdrawal, or offering to such owners the option of making such a change. The Company will carry out the responsibility to take the foregoing action with a view only to the interests of Contract Owners.

     8.6. WITHDRAWAL. If a material irreconcilable conflict arises because of the Company's decision to disregard the voting instructions of Contract Owners of variable life insurance policies and that decision represents a minority position or would preclude a majority vote at any Fund shareholder meeting, then, if Trust Board so requests, the Company will redeem the shares of the Trust to which the disregarded voting instructions relate and terminate this Agreement with respect to the Account through which such Contracts were issued. No charge or penalty, however, will be imposed in connection with such a redemption.

     8.7. EXPENSES ASSOCIATED WITH REMEDIAL ACTION. In no event shall the Trust be required to bear the expense of establishing a new funding medium for any Contract. The Company shall not be required by this Article VIII to establish a new funding medium for any Contract if an offer to do so has been declined by vote of a majority of the Contract Owners materially adversely affected by the irreconcilable material conflict.

     8.8. SUCCESSOR RULES. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provisions of the 1940 Act or the rules promulgated thereunder with respect to mixed and shared funding on terms and conditions materially different from those contained in the SEC Order, then: (a) the Trust and/or the Company, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, or Rule 6e-3, as adopted, as applicable, to the extent such rules are applicable, and (b) Sections 8.2 through 8.7 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

     8.9. MONEY MARKET FUND. The Company acknowledges and agrees that the Trust's failure to maintain a constant net asset value per share for the Money Market Fund Class of Trust Shares, as contemplated by Section 4.17 of this Agreement, will not give rise to a material irreconcilable material conflict between the interests of Contract Owners or any class of Contract Owners and the interests of any other class of Product Owners, or Product Owners generally.

                                   ARTICLE IX
                                INDEMNIFICATION

     9.1. INDEMNIFICATION BY THE COMPANY. The Company hereby agrees to, and shall, indemnify and hold harmless the Trust, the Distributor and each person who controls or is affiliated with the Trust or the Distributor within the meaning of such terms under the 1933 Act or 1940 Act (but not any other Participating Insurance Companies or Qualified Persons) and any officer, trustee, partner, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities:

          (a) arise out of or are based upon any untrue statement of any material fact or alleged untrue statement of material fact contained in a Contract Registration Statement, Contract Prospectus, sales literature or other promotional material for the Contracts or the Contracts themselves (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by the Trust or the Distributor for use in a Contract Registration Statement, Contract Prospectus or in the Contracts or sales literature or promotional material for the Contracts (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Trust Shares; or

          (b) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust Registration Statement, any Prospectus for Series or Classes or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished to the Trust or Distributor in writing by or on behalf of the Company; or

          (c) arise out of or are based upon any wrongful conduct of, or violation of Applicable Law by, the Company or persons under its control or subject to its authorization, including without limitation, any broker-dealers or agents authorized to sell the Contracts, with respect to the sale, marketing or distribution of the Contracts or Trust Shares, including, without limitation, any impermissible use of broker-only material, unsuitable or improper sales of the Contracts or unauthorized representations about the Contracts or the Trust; or

          (d) arise as a result of any material failure by the Company or persons under its control (or subject to its authorization) to provide services, furnish materials or make payments as required under this Agreement; or

          (e) arise out of any material breach by the Company or persons under its control (or subject to its authorization) of this Agreement; or

          (f) any breach of any warranties contained in Article III hereof, any failure to transmit a request for redemption or purchase of Trust Shares or payment therefor on a timely basis in accordance with the procedures set forth in Article II, or any unauthorized use of the names or trade names of the Trust or the Distributor.

This indemnification is in addition to any liability that the Company may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage, expense or liability is caused by the wilful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     9.2. INDEMNIFICATION BY THE TRUST. The Trust hereby agrees to, and shall, indemnify and hold harmless the Company and each person who controls or is affiliated with the Company within the meaning of such terms under the 1933 Act or 1940 Act and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities:

          (a) arise out of or are based upon any untrue statement of any material fact or alleged untrue statement of material fact contained in the Trust Registration Statement, any Prospectus for Series or Classes or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission was made in reliance upon and in conformity with information furnished in writing by the Company to the Trust or the Distributor for use in the Trust Registration Statement, Trust Prospectus or sales literature or promotional material for the Trust (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Trust Shares; or

          (b) arise out of any untrue statement of a material fact or alleged untrue statement of material fact contained in a Contract Registration Statement, Contract Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in strict conformity with and in reasonable reliance upon information furnished in writing by the Trust to the Company; or

          (c) arise out of or are based upon wrongful conduct of the Trust or its Trustees or officers with respect to the sale of Trust Shares; or

          (d) arise as a result of any material failure by the Trust to provide services, furnish materials or make payments as required under the terms of this Agreement; or

          (e) arise out of any material breach by the Trust of this Agreement (including any breach of Section 6.1 of this Agreement and any warranties contained in Article III hereof);

it being understood that in no way shall the Trust be liable to the Company with respect to any violation of insurance law, compliance with which is a responsibility of the Company under this Agreement or otherwise or as to which the Company failed to inform the Trust in accordance with Section 4.9 hereof. This indemnification is in addition to any liability that the Trust may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is caused by the wilful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     9.3. INDEMNIFICATION BY THE DISTRIBUTOR. The Distributor hereby agrees to, and shall, indemnify and hold harmless the Company and each person who controls or is affiliated with the Company within the meaning of such terms under the 1933 Act or 1940 Act and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities:

          (a) arise out of or are based upon any untrue statement of any material fact or alleged untrue statement of material fact contained in the Trust Registration Statement, any Prospectus for Series or Classes or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission was made in reliance upon and in conformity with information furnished in writing by the Company to the Trust or Distributor for use in the Trust Registration Statement, Trust Prospectus or sales literature or promotional material for the Trust (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Trust Shares; or

          (b) arise out of any untrue statement of a material fact or alleged untrue statement of material fact contained in a Contract Registration Statement, Contract Prospectus or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in strict conformity with and in reasonable reliance upon information furnished in writing by the Distributor to the Company; or

          (c) arise out of or are based upon wrongful conduct of the Distributor or persons under its control with respect to the sale of Trust Shares; or

          (d) arise as a result of any material failure by the Distributor or persons under its control to provide services, furnish materials or make payments as required under the terms of this Agreement; or

          (e) arise out of any material breach by the Distributor or persons under its control of this Agreement (including any breach of Section 6.1 of this Agreement and any warranties contained in Article III hereof);

it being understood that in no way shall the Distributor be liable to the Company with respect to any violation of insurance law, compliance with which is a responsibility of the Company under this Agreement or otherwise or as to which the Company failed to inform the Distributor in accordance with Section 4.9 hereof. This indemnification is in addition to any liability that the Distributor may otherwise have; provided, however, that no party shall be entitled to indemnification if such loss, claim, damage or liability is caused by the wilful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

     9.4. RULE OF CONSTRUCTION. It is the parties' intention that, in the event of an occurrence for which the Trust has agreed to indemnify the Company, the Company shall seek indemnification from the Trust only in circumstances in which the Trust is entitled to seek indemnification from a third party with respect to the same event or cause thereof.

     9.5. INDEMNIFICATION PROCEDURES. After receipt by a party entitled to indemnification ("indemnified party") under this Article IX of notice of the commencement of any action, if a claim in respect thereof is to be made by the indemnified party against any person obligated to provide indemnification under this Article IX ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party will not relieve it from any liability under this Article IX, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article IX. The indemnification provisions contained in this Article IX shall survive any termination of this Agreement.

                                   ARTICLE X
                    RELATIONSHIP OF THE PARTIES; TERMINATION

     10.1. RELATIONSHIP OF PARTIES. The Company is to be an independent contractor vis-a-vis the Trust, the Distributor, or any of their affiliates for all purposes hereunder and has no authority to act for or represent any of them (except to the limited extent the Company acts as designee of the Trust pursuant to Section 2.3(a) of this Agreement). In addition, no officer or employee of the Company shall be deemed to be an employee or agent of the Trust, Distributor, or any of their affiliates. The Company does not act as an "underwriter" or "distributor" of Trust Shares, as those terms variously are used in the 1940 Act, the 1933 Act, and rules and regulations thereunder. Likewise, the Company is not a "transfer agent" of the Trust as that term is used in the 1934 Act and rules thereunder. Consistent with the foregoing, the Company is not a "transfer agent" or "administrator" to the Trust as those terms are referenced in Rule 38a-1 under the 1940 Act.

     10.2. NON-EXCLUSIVITY AND NON-INTERFERENCE. The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Trust Shares may be sold to other insurance companies and investors (subject to Section 2.8 hereof) and the cash value of the Contracts may be invested in other investment companies, provided, however, that until this Agreement is terminated pursuant to this Article X:

          (a) the Company shall promote the Trust and the Funds made available hereunder on the same basis as other funding vehicles available under the Contracts;

          (b) the Company shall not, without prior notice to the Distributor (unless otherwise required by Applicable Law), take any action to operate
     Schedule 1 Account as a management investment company under the 1940 Act;

          (c) the Company shall not, without the prior written consent of the Distributor (unless otherwise required by Applicable Law), solicit, induce or encourage Contract Owners to change or modify the Trust to change the Trust's distributor or investment adviser, to transfer or withdraw Contract Values allocated to a Fund, or to exchange their Contracts for contracts not allowing for investment in the Trust;

          (d) the Company shall not substitute another investment company for one or more Funds without providing: (i) written notice to the Distributor at least 120 days in advance of such substitution; and (ii) copies of any application by the Company to the SEC seeking approval of such substitution as required by Section 4.13 of this Agreement; and

          (e) the Company shall not redeem Trust Shares attributable to Contract Owner investments except as necessary to facilitate Contract Owner transactions, payment of expenses by Accounts, and routine Contract processing, or as permitted by any SEC order issued pursuant to Section 26(c) of the 1940 Act.

     10.3. TERMINATION OF AGREEMENT. This Agreement shall not terminate until:
(a) the Trust is dissolved, liquidated, or merged into another entity, or (b) as to any Fund that has been made available hereunder, the Account no longer invests in that Fund and the Company has confirmed in writing to the Distributor, if so requested by the Distributor, that it no longer intends to invest in such Fund. However, certain obligations of, or restrictions on, the parties to this Agreement may terminate as provided in Sections 10.4 through
10.6 and the Company may be required to redeem Trust Shares pursuant to Section
10.7 or in the circumstances contemplated by Article VIII. Articles III and IX and Section 10.8 shall survive any termination of this Agreement.

     10.4. TERMINATION OF OFFERING OF TRUST SHARES. The obligation of the Trust and the Distributor to make Trust Shares available to the Company for purchase pursuant to Article II of this Agreement shall terminate at the option of the Distributor upon written notice to the Company as provided below:

          (a) upon institution of formal proceedings against the Company, or the Distributor's reasonable determination that institution of such proceedings is being considered by FINRA, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of the Account, the administration of the Contracts or the purchase of Trust Shares, or an expected or anticipated ruling, judgment or outcome which would, in the Distributor's reasonable judgment exercised in good faith, materially impair the Company's or Trust's ability to meet and perform the Company's or Trust's obligations and duties hereunder, such termination effective upon 15 days prior written notice;

          (b) in the event any of the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law, such termination effective immediately upon receipt of written notice;

          (c) if the Distributor shall determine, in its sole judgment exercised in good faith, that either (1) the Company shall have suffered a material adverse change in its business or financial condition or (2) the Company shall have been the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of either the Trust or the Distributor, such termination effective upon 30 days prior written notice;

          (d) if the Distributor suspends or terminates the offering of Trust Shares of any Series or Class to all Participating Investors or only designated Participating Investors, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Distributor acting in good faith, suspension or termination is necessary in the best interests of the shareholders of any Series or Class (I.E., Product Owners indirectly invested in any Series or Class), such notice effective immediately upon receipt of written notice, it being understood that a lack of Participating Investor interest in a Series or Class may be grounds for a suspension or termination as to such Series or Class and that a suspension or termination shall apply only to the specified Series or Class;

          (e) upon the Company's assignment of this Agreement (including, without limitation, any transfer of the Contracts or the Account to another insurance company pursuant to an assumption reinsurance agreement) unless the Trust consents thereto, such termination effective upon 30 days prior written notice;

          (f) if the Company is in material breach of any provision of this Agreement, which breach has not been cured to the satisfaction of the Trust within 10 days after written notice of such breach has been delivered to the Company, such termination effective upon expiration of such 10-day period; or

          (g) upon the determination of the Trust's Board to dissolve, liquidate or merge the Trust as contemplated by Section 10.3(a), upon termination of the Agreement pursuant to Section 10.3(b), or upon notice from the Company pursuant to Section 10.5 or 10.6, such termination pursuant hereto to be effective upon 15 days prior written notice.

Except in the case of an option exercised under clause (b), (d) or (g), the obligations shall terminate only as to Contracts issued after the exercise of the option and the Distributor shall continue to make Trust Shares available to the extent necessary to permit owners of Contracts in effect on the effective date of such termination (hereinafter referred to as "Existing Contracts") to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts.

     10.5. TERMINATION OF INVESTMENT IN A FUND. The Company may elect to cease investing in a Fund, promoting a Fund as an investment option under the Contracts, or withdraw its investment or the Account's investment in a Fund, subject to compliance with Applicable Law, upon written notice to the Trust within 15 days of the occurrence of any of the following events (unless provided otherwise below):

          (a) the Trust informs the Company pursuant to Section 4.9 that it will not cause such Fund to comply with investment restrictions as requested by the Company and the Trust and the Company are unable to agree upon any reasonable alternative accommodations;

          (b) shares in such Fund are not reasonably available to meet the requirements of the Contracts as determined by the Company (including any non-availability as a result of notice given by the Distributor pursuant to
     Section 10.4(d)), and the Distributor, after receiving written notice from the Company of such non-availability, fails to make available, within 10 days after receipt of such notice, a sufficient number of shares in such Fund or an alternate Fund to meet the requirements of the Contracts;

          (c) such Fund fails to meet the diversification requirements specified in Section 817(h) of the Code and any regulations thereunder and the Trust, upon written request, fails to provide reasonable assurance that it will take action to cure or correct such failure; or

          (d) such Fund fails to qualify as a regulated investment company under Sub-Section 851 of the Code, or any successor provision, or if the Company reasonably believes that the Fund may fail to so qualify and the Trust, upon written request, fails to provide reasonable assurance that it will correct the failure within 30 days.

Such termination shall apply only as to the affected Fund and shall not apply to any other Fund in which the Company or the Account invests.

     10.6. TERMINATION OF INVESTMENT IN THE TRUST. The Company may elect to cease investing in all Series or Classes of the Trust made available hereunder, promoting the Trust as an investment option under the Contracts, or withdraw its investment or the Accounts' investment in the Trust, subject to compliance with applicable law, upon written notice to the

Trust within 15 days of the occurrence of any of the following events (unless provided otherwise below):

          (a) upon institution of formal proceedings against the Trust or the Distributor (but only with regard to the Trust) by the FINRA, the SEC or any state securities or insurance commission or any other regulatory body; or

          (b) if the Trust or Distributor is in material breach of a provision of this Agreement, which breach has not been cured to the satisfaction of the Company within 10 days after written notice of such breach has been delivered to the Trust or the Distributor, as the case may be.

     10.7. COMPANY REQUIRED TO REDEEM. The parties understand and acknowledge that it is essential for compliance with Section 817(h) of the Code that the Contracts qualify as annuity contracts or life insurance policies, as applicable, under the Code. Accordingly, if any of the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Code, or if the Trust reasonably believes that any such Contracts may fail to so qualify, the Trust shall have the right to require the Company to redeem Trust Shares attributable to such Contracts upon notice to the Company and the Company shall so redeem such Trust Shares in order to ensure that the Trust complies with the provisions of Section 817(h) of the Code applicable to ownership of Trust Shares. Notice to the Company shall specify the period of time the Company has to redeem the Trust Shares or to make other arrangements satisfactory to the Trust and its counsel, such period of time to be determined with reference to the requirements of Section 817(h) of the Code. In addition, the Company may be required to redeem Trust Shares pursuant to action taken or request made by the Trust Board in accordance with the Exemptive Order described in Article VIII or any conditions or undertakings set forth or referenced therein, or other SEC rule, regulation or order that may be adopted after the date hereof. The Company agrees to redeem shares in the circumstances described herein and to comply with applicable terms and provisions. Also, in the event that the Distributor suspends or terminates the offering of a Series or Class pursuant to Section 10.4(d) of this Agreement, the Company, upon request by the Distributor, will cooperate in taking appropriate action to withdraw the Account's investment in the respective Fund.

     10.8. CONFIDENTIALITY. All "Confidential Information" (as defined in this section) supplied by one party to the another party in connection with the negotiation or carrying out of this Agreement shall remain the property of the party providing such information and shall be kept confidential by the receiving party or parties except: (a) as may be required by Applicable Law, (b) as authorized in writing by the party providing the information, or (c) in the event that such information is otherwise made public. Each party agrees to take all reasonable precautions to prevent any unauthorized disclosure of Confidential Information. Confidential Information means (individually or collectively) proprietary information of the parties to this Agreement, including but not limited to, their inventions, "know-how", trade secrets, business affairs, prospect lists, product designs, product plans, business strategies, finances, fee structures, etc. Without limiting the generality of the foregoing, Confidential Information includes:

(a) information that the disclosing party designates in writing is confidential or proprietary, (b) any non-public personal information or personally identifiable financial information about any Contract Owner or prospective Contract Owner, and (c) information that a reasonable business-person would assume to be confidential or proprietary. Notwithstanding the foregoing, Confidential Information does not include information provided by the Company to the Distributor pursuant to section 2.9 of this Agreement.

                                   ARTICLE XI
                APPLICABILITY TO NEW ACCOUNTS AND NEW CONTRACTS

     The parties to this Agreement may amend the schedules to this Agreement from time to time to reflect, as appropriate, changes in or relating to the Contracts, any Series or Class, additions of new classes of Contracts to be issued by the Company and Accounts therefor investing in the Trust. Such amendments may be made effective by executing the form of amendment included on each schedule attached hereto. The provisions of this Agreement shall be equally applicable to each such class of Contracts, Series, Class or Account, as applicable, effective as of the date of amendment of such Schedule, unless the context otherwise requires. The parties to this Agreement may amend this Agreement from time to time by written agreement signed by all of the parties.

                                  ARTICLE XII
                          NOTICE, REQUEST OR CONSENT

     Any notice, request or consent to be provided pursuant to this Agreement is to be made in writing and shall be given:

                 If to the Trust:

                          Caroline Kraus
                          Secretary
                          Goldman Sachs Variable Insurance Trust
                          200 West Street
                          New York, NY 10282

                 If to the Distributor:

                          James McNamara
                          Goldman Sachs & Co.
                          200 West Street
                          New York, NY 10282

                 If to the Company:

                          [NAME]
                          [TITLE]
                          American United Life Insurance Company
                          [STREET ADDRESS] OneAmerican Square
                          [CITY, STATE] Indianapolis, IN 46206

or at such other address as such party may from time to time specify in writing to the other party. Each such notice, request or consent to a party shall be sent by registered or certified United States mail with return receipt requested or by overnight delivery with a nationally recognized courier, and shall be effective upon receipt. Notices pursuant to the provisions of Article II may be sent by facsimile to the person designated in writing for such notices.

                                  ARTICLE XIII
                                 MISCELLANEOUS

     13.1. INTERPRETATION. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the state of Delaware, without giving effect to the principles of conflicts of laws, subject to the following rules:

          (a) This Agreement shall be subject to Applicable Law and the terms hereof shall be limited, interpreted and construed in accordance therewith.

          (b) The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

          (d) The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     13.2. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which together shall constitute one and the same instrument.

     13.3. NO ASSIGNMENT. Neither this Agreement nor any of the rights and obligations hereunder may be assigned by the Company, the Distributor or the Trust without the prior written consent of the other parties.

     13.4. DECLARATION OF TRUST. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the state of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as trustees, and is not binding upon any of the Trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the Trust. No Series of the Trust shall be liable for the obligations of any other Series of the Trust.

     13.5. ARBITRATION. Any controversy or claim between or among the parties arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (or in a forum required by law) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction over the same.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized officer on the date specified below.


                              GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                     (Trust)

Date:                         By:  /s/ James McNamara
      ---------------------        ---------------------------------------------
                                   Name:  James McNamara
                                   Title: Managing Director

                              AMERICAN UNITED LIFE INSURANCE COMPANY
                                     (Company)

Date:                         By:  /s/ Cheryl Gentry
      ---------------------        ---------------------------------------------
                                   Name:  Cheryl Gentry
                                   Title: VP, Sales Support

                              GOLDMAN, SACHS & CO.
                                     (Distributor)

Date:                         By:  /s/ James McNamara
      ---------------------        ---------------------------------------------
                                   Name:  James McNamara
                                   Title: Managing Director

                                   SCHEDULE 1

                                  SCHEDULE 1A

       SEPARATE ACCOUNTS OF THE COMPANY REGISTERED UNDER THE 1940 ACT AS
                             UNIT INVESTMENT TRUSTS

     The following separate accounts of the Company are subject to the
Agreement:

                                                           Date Established by
                                                          Board of Directors of        SEC 1940 Act           Type of Product
Name of Account                                                the Company         Registration Number     Supported By Account
-------------------------------------------------------  -----------------------  ---------------------  ------------------------
AUL American Individual Unit Trust                            April 4, 1994              811-8536            Variable Annuity
AUL American Individual Variable Annuity Unit Trust         November 11, 1998           811-09193            Variable Annuity
AUL American Individual Variable Annuity Unit Trust B       November 11, 1998           811-09193            Variable Annuity
AUL American Individual Variable Life Unit Trust              July 10, 1997             811-08311         Variable Life Insurance

                                  SCHEDULE 1B

        VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE CONTRACTS
                  REGISTERED UNDER THE SECURITIES ACT OF 1933

     The following Contracts are subject to the Agreement:

                                                                                                                      Type of
                                                                                                    1933 Act          Product
                                                                                                  Registration     Supported by
Name of Contract                           Available Funds/Share Classes                             Number           Account
-------------------------  --------------------------------------------------------------------  --------------  -----------------
IVA -- AUL American        OneAmerica Asset Director Portfolio-O                                    33-79562     Variable Annuity
Individual Unit Trust      OneAmerica Investment Grade Bond Portfolio-O
Individual Variable        OneAmerica Value Portfolio-O
Annuity Contracts          AB VPS International Growth Portfolio-A
                           AB VPS International Value Portfolio-A
                           AB VPS Small/Mid Cap Value Portfolio-A
                           Alger Large Cap Growth Portfolio-1-2
                           Alger Small Cap Growth Portfolio-1-2

                           American Century VP Capital Appreciation Fund-I
                           American Century VP Income & Growth Fund-I
                           American Century VP International Fund-I
                           American Century VP Mid cap Value Fund-II
                           American Century VP Ultra Fund-I
                           Calvert VP SRI Mid Cap Growth Portfolio
                           Columbia Variable Portfolio-Small Cap Value Fund-1
                           Columbia Variable Portfolio-US Government Mortgage Fund-1
                           Dreyfus Investment Portfolios, Small Cap Stock Index
                           Portfolio-Service
                           Dreyfus Investment Portfolios, Technology Growth Portfolio-Service
                           Dreyfus Variable Investment Fund, Appreciation Portfolio-Service
                           Fidelity VIP Asset Manager Portfolio-Initial
                           Fidelity VIP Contrafund Portfolio-Initial
                           Fidelity VIP Equity-Income Portfolio-Initial
                           Fidelity VIP Freedom 2005 Portfolio-Initial
                           Fidelity VIP Freedom 2010 Portfolio-Initial
                           Fidelity VIP Freedom 2015 Portfolio-Initial
                           Fidelity VIP Freedom 2020 Portfolio-Initial
                           Fidelity VIP Freedom 2025 Portfolio-Initial
                           Fidelity VIP Freedom 2030 Portfolio-Initial
                           Fidelity VIP Freedom Income Portfolio-Initial
                           Fidelity VIP Growth Portfolio-Initial
                           Fidelity VIP High Income Portfolio-Initial
                           Fidelity VIP Index 500 Portfolio-Initial
                           Fidelity VIP Mid Cap Portfolio-Service 2
                           Fidelity VIP Overseas Portfolio-Initial
                           Franklin Founding Funds Allocation VIP Fund-1
                           Franklin Small Cap Value VIP Fund-1
                           Templeton Foreign VIP Fund-2
                           Templeton Global Bond VIP Fund-1
                           Goldman Sachs VIT Money Market-Svc
                           Invesco V.I. Core Equity Fund-Series II
                           Invesco V.I. Diversified Dividend Fund-Series I
                           Invesco V.I. Global Health Care Fund-Series I
                           Invesco V.I. Global Real Estate Fund-Series I
                           Invesco V.I. High Yield Fund-Series I
                           Invesco V.I. International Growth Fund-Series II
                           Invesco V.I. Managed Volatility Fund-Series I
                           Invesco V.I. Mid Cap Growth Fund-Series I
                           Janus Aspen Flexible Bond Portfolio-Institutional

                           Janus Aspen Forty Portfolio-Institutional
                           Janus Aspen Global Research Portfolio-Institutional
                           Janus Aspen Overseas Portfolio-Service
                           Janus Aspen Perkins Mid Cap Value Portfolio-Service
                           Neuberger Berman AMT Mid Cap Growth Portfolio-Service
                           Neuberger Berman Mid Cap Intrinsic Value Portfolio-I
                           Neuberger Berman Short Duration Bond Portfolio-I
                           Pioneer Emerging Markets VCT Portfolio-I
                           Pioneer Equity Income VCT Portfolio-II
                           Pioneer Fund VCT Portfolio-I
                           Pioneer Select Mid Cap Growth VCT Portfolio-I
                           Royce Capital Small-Cap Portfolio-Investor
                           T. Rowe Price Blue Chip Growth Portfolio
                           T. Rowe Price Equity Income Portfolio
                           T. Rowe Price Limited-Term Bond Portfolio
                           Timothy Plan Conservative Growth Variable
                           Timothy Plan Strategic Growth Variable
                           Vanguard VIF Diversified Value Portfolio
                           Vanguard VIF Mid-Cap Index Portfolio
                           Vanguard VIF Small Company Growth Portfolio
                           Vanguard VIF Total Bond Market Index Portfolio

STARPOINT --               OneAmerica Asset Director Portfolio-O                                 (In order of    Variable Annuity
Individual Flexible        OneAmerica Investment Grade Bond Portfolio-O                            contract)
Premium Deferred Variable  OneAmerica Value Portfolio-O
Annuity                    AB VPS International Growth Portfolio-A                                 333-99191
                           AB VPS International Value Portfolio-A                                 333-l41415
                           AB VPS Small/Mid Cap Value Portfolio-A                                  333-70065
VOYAGE PROTECTOR           Alger Large Cap Growth Portfolio-I-2                                    333-70049
- Individual Flexible      Alger Small Cap Growth Portfolio-I-2
Premium Deferred           American Century VP Capital Appreciation Fund-I
Variable Annuity           American Century VP Income & Growth Fund-I
                           American Century VP International Fund-I
                           American Century VP Mid Cap Value Fund-II
DIRECTPOINT -              American Century VP Ultra Fund-I
Individual Flexible        Calvert VP SRI Mid Cap Growth Portfolio
Premium Deferred Variable  Columbia Variable Portfolio-Small Cap Value Fund-1
Annuity                    Columbia Variable Portfolio-US Government Mortgage Fund-1
                           Dreyfus Investment Portfolios, Small Cap Stock Index
                           Portfolio-Service

SELECTPOINT - Individual   Dreyfus Investment Portfolios, Technology Growth Portfolio-Service
Flexible Premium Deferred  Dreyfus Variable Investment Fund, Appreciation Portfolio-Service
Variable Annuity           Fidelity VIP Asset Manager Portfolio-Initial
                           Fidelity VIP Contrafund Portfolio-Initial
                           Fidelity VIP Equity-Income Portfolio-Initial
                           Fidelity VIP Freedom 2005 Portfolio-Initial
                           Fidelity VIP Freedom 2010 Portfolio-Initial
                           Fidelity VIP Freedom 2015 Portfolio-Initial
                           Fidelity VIP Freedom 2020 Portfolio-Initial
                           Fidelity VIP Freedom 2025 Portfolio-Initial
                           Fidelity VIP Freedom 2030 Portfolio-Initial
                           Fidelity VIP Freedom Income Portfolio-Initial
                           Fidelity VIP Growth Portfolio-Initial
                           Fidelity VIP High Income Portfolio-Initial
                           Fidelity VIP Index 500 Portfolio-Initial
                           Fidelity VIP Mid Cap Portfolio-Service 2
                           Fidelity VIP Overseas Portfolio-Initial
                           Franklin Founding Funds Allocation VIP Fund-1
                           Franklin Small Cap Value VIP Fund-1
                           Templeton Foreign VIP Fund-2
                           Templeton Global Bond VIP Fund-1
                           Goldman Sachs VIT Money Market-Svc
                           Invesco V.I. Core Equity Fund-Series II
                           Invesco V.I. Diversified Dividend Fund-Series I
                           Invesco V.I. Global Health Care Fund-Series I
                           Invesco V.I. Global Real Estate Fund-Series I
                           Invesco V.I. High Yield Fund-Series I
                           Invesco V.I. International Growth Fund-Series II
                           Invesco V.I. Managed Volatility Fund-Series I
                           Invesco V.I. Mid Cap Growth Fund-Series I
                           Janus Aspen Flexible Bond Portfolio-Institutional
                           Janus Aspen Forty Portfolio-Institutional
                           Janus Aspen Global Research Portfolio-Institutional
                           Janus Aspen Overseas Portfolio-Service
                           Janus Aspen Perkins Mid Cap Value Portfolio-Service
                           Neuberger Berman AMT Mid Cap Growth Portfolio-Service
                           Neuberger Berman Mid Cap Intrinsic Value Portfolio-I
                           Neuberger Berman Short Duration Bond Portfolio-I
                           Pioneer Emerging Markets VCT Portfolio-I
                           Pioneer Equity Income VCT Portfolio-II

                           Pioneer Fund VCT Portfolio-I
                           Pioneer Select Mid Cap Growth VCT Portfolio-I
                           Royce Capital Small-Cap Portfolio-Investor
                           T. Rowe Price Blue Chip Growth Portfolio
                           T. Rowe Price Equity Income Portfolio
                           T. Rowe Price Limited-Term Bond Portfolio
                           T. Rowe Price Mid-Cap Growth Portfolio
                           Timothy Plan Conservative Growth Variable
                           Timothy Plan Strategic Growth Variable
                           TOPS Managed Risk Balanced ETF Portfolio-2
                           TOPS Managed Risk Growth ETF Portfolio-2
                           TOPS Managed Risk Moderate Growth ETF Portfolio-2
                           Vanguard VIF Diversified Value Portfolio
                           Vanguard VIF Mid-Cap Index Portfolio
                           Vanguard VIF Small Company Growth Portfolio
                           Vanguard VIF Total Bond Market Index Portfolio

                           OneAmerica Asset Director Portfolio-O
                           OneAmerica Investment Grade Bond Portfolio-O
                           OneAmerica Value Portfolio-O
American Accumulator       AB VPS International Growth Portfolio-A
                           AB VPS International Value Portfolio-A
                           AB VPS Small/Mid Cap Value Portfolio-A
Flexible Premium           Alger Large Cap Growth Portfolio-I-2
Adjustable Variable Life   Alger Small Cap Growth Portfolio-I-2
                           American Century VP Capital Appreciation Fund-I                         (In order)
                           American Century VP Income & Growth Fund-I                              333-152925      Variable Life
Modified Single Premium    American Century VP International Fund-I                                333-32531         Insurance
Variable Life              American Century VP Mid Cap Value Fund-II                               333-32553
                           American Century VP Ultra Fund-I
                           Calvert VP SRI Mid Cap Growth Portfolio
                           Columbia Variable Portfolio-Small Cap Value Fund-1
                           Columbia Variable Portfolio-US Government Mortgage Fund-1
                           Dreyfus Investment Portfolios, Small Cap Stock Index
                           Portfolio-Service
                           Dreyfus Investment Portfolios, Technology Growth Portfolio-Service
                           Dreyfus Variable Investment Fund, Appreciation Portfolio-Service
                           Fidelity VIP Asset Manager Portfolio-Initial
                           Fidelity VIP Contrafund Portfolio-Initial
                           Fidelity VIP Equity-Income Portfolio-Initial

                           Fidelity VIP Freedom 2005 Portfolio-Initial
                           Fidelity VIP Freedom 2010 Portfolio-Initial
                           Fidelity VIP Freedom 2015 Portfolio-Initial
                           Fidelity VIP Freedom 2020 Portfolio-Initial
                           Fidelity VIP Freedom 2025 Portfolio-Initial
                           Fidelity VIP Freedom 2030 Portfolio-Initial
                           Fidelity VIP Freedom Income Portfolio-Initial
                           Fidelity VIP Growth Portfolio-Initial
                           Fidelity VIP High Income Portfolio-Initial
                           Fidelity VIP Index 500 Portfolio-Initial
                           Fidelity VIP Mid Cap Portfolio-Service 2
                           Fidelity VIP Money Market Portfolio-Initial
                           Fidelity VIP Overseas Portfolio-Initial
                           Franklin Founding Funds Allocation VIP Fund-1
                           Franklin Small Cap Value VIP Fund-1
                           Templeton Foreign VIP Fund-2
                           Templeton Global Bond VIP Fund-1
                           Goldman Sachs VIT Money Market-Svc
                           Invesco V.I. Core Equity Fund-Series II
                           Invesco V.I. Diversified Dividend Fund-Series I
                           Invesco V.I. Global Health Care Fund-Series I
                           Invesco V.I. Global Real Estate Fund-Series I
                           Invesco V.I. High Yield Fund-Series I
                           Invesco V.I. International Growth Fund-Series II
                           Invesco V.I. Managed Volatility Fund-Series I
                           Invesco V.I. Mid Cap Growth Fund-Series I
                           Janus Aspen Flexible Bond Portfolio-Institutional
                           Janus Aspen Forty Portfolio-Institutional
                           Janus Aspen Global Research Portfolio-Institutional
                           Janus Aspen Overseas Portfolio-Service
                           Janus Aspen Perkins Mid Cap Value Portfolio-Service
                           Neuberger Berman AMT Mid Cap Growth Portfolio-Service
                           Neuberger Berman Mid Cap Intrinsic Value Portfolio-I
                           Neuberger Berman Short Duration Bond Portfolio-I
                           Pioneer Emerging Markets VCT Portfolio-I
                           Pioneer Equity Income VCT Portfolio-II
                           Pioneer Fund VCT Portfolio-I
                           Pioneer Select Mid Cap Growth VCT Portfolio-I
                           Royce Capital Small-Cap Portfolio-Investor
                           T. Rowe Price Blue Chip Growth Portfolio

                           T. Rowe Price Equity Income Portfolio
                           T. Rowe Price Limited-Term Bond Portfolio
                           T. Rowe Price Mid-Cap Growth Portfolio
                           Timothy Plan Conservative Growth Variable
                           Timothy Plan Strategic Growth Variable
                           Vanguard VIF Diversified Value Portfolio
                           Vanguard VIF Mid-Cap Index Portfolio
                           Vanguard VIF Small Company Growth Portfolio
                           Vanguard VIF Total Bond Market Index Portfolio

                       [FORM OF AMENDMENT TO SCHEDULE 1A]

Effective as of      , the following separate accounts of the Company are hereby added to this Schedule 1A and made subject to the Agreement:

                                                            Date Established by
                                                           Board of Directors of       SEC 1940 Act           Type of Product
Name of Account                                                 the Company         Registration Number     Supported by Account
--------------------------------------------------------  -----------------------  ---------------------  -------------------------
AUL American Individual Unit Trust                             April 4, 1994              811-8536             Variable Annuity
AUL American Individual Variable Annuity Unit Trust          November 11, 1998           811-09193            Variable Annuity
AUL American Individual Variable Annuity Unit Trust B        November 11, 1998           811-09193            Variable Annuity
AUL American Individual Variable Life Unit Trust               July 10, 1997             811-08311         Variable Life Insurance

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule 1A in accordance with Article XI of the Agreement.


                                         /s/ Cheryl Gentry
---------------------------------------  --------------------------------------
Goldman Sachs Variable Insurance Trust   American United Life Insurance Company
Name:                                    Name: Cheryl Gentry
Title:                                   Title: VP, Sales Support

---------------------------------------
Goldman, Sachs & Co.
Name:
Title:

                       [FORM OF AMENDMENT TO SCHEDULE 1B]

Effective  as  of      , the following Contracts are hereby added to this
Schedule 1B and made subject to the Agreement:

                                                                                                    1933 Act      Type of Product
                                                                                                  Registration      Supported by
Name of Contract                              Available Funds/Share Classes                          Number            Account
-------------------------  --------------------------------------------------------------------  --------------  -----------------
IVA -- AUL American        OneAmerica Asset Director Portfolio-O
Individual Unit Trust      OneAmerica Investment Grade Bond Portfolio-O
Individual Variable        OneAmerica Value Portfolio-O
Annuity Contracts          AB VPS International Growth Portfolio-A
                           AB VPS International Value Portfolio-A
                           AB VPS Small/Mid Cap Value Portfolio-A
                           Alger Large Cap Growth Portfolio-I-2
                           Alger Small Cap Growth Portfolio-I-2
                           American Century VP Capital Appreciation Fund-I
                           American Century VP Income & Growth Fund-I
                           American Century VP International Fund-I
                           American Century VP Mid Cap Value Fund-II
                           American Century VP Ultra Fund-I
                           Calvert VP SRI Mid Cap Growth Portfolio
                           Columbia Variable Portfolio-Small Cap Value Fund-1
                           Columbia Variable Portfolio-US Government Mortgage Fund-1
                           Dreyfus Investment Portfolios, Small Cap Stock Index
                           Portfolio-Service
                           Dreyfus Investment Portfolios, Technology Growth Portfolio-Service       33-79562      Variable Annuity
                           Dreyfus Variable Investment Fund, Appreciation Portfolio-Service
                           Fidelity VIP Asset Manager Portfolio-Initial
                           Fidelity VIP Contrafund Portfolio-Initial
                           Fidelity VIP Equity-Income Portfolio-Initial
                           Fidelity VIP Freedom 2005 Portfolio-Initial
                           Fidelity VIP Freedom 2010 Portfolio-Initial
                           Fidelity VIP Freedom 2015 Portfolio-Initial
                           Fidelity VIP Freedom 2020 Portfolio-Initial
                           Fidelity VIP Freedom 2025 Portfolio-Initial
                           Fidelity VIP Freedom 2030 Portfolio-Initial
                           Fidelity VIP Freedom Income Portfolio-Initial
                           Fidelity VIP Growth Portfolio-Initial
                           Fidelity VIP High Income Portfolio-Initial
                           Fidelity VIP Index 500 Portfolio-Initial

                           Fidelity VIP Mid Cap Portfolio-Service 2
                           Fidelity VIP Overseas Portfolio-Initial
                           Franklin Founding Funds Allocation VIP Fund-1
                           Franklin Small Cap Value VIP Fund-1
                           Templeton Foreign VIP Fund-2
                           Templeton Global Bond VIP Fund-1
                           Goldman Sachs VIT Money Market-Svc
                           Invesco V.I. Core Equity Fund-Series II
                           Invesco V.I. Diversified Dividend Fund-Series I
                           Invesco V.I. Global Health Care Fund-Series I
                           Invesco V.I. Global Real Estate Fund-Series I
                           Invesco V.I. High Yield Fund-Series I
                           Invesco V.I. International Growth Fund-Series II
                           Invesco V.I. Managed Volatility Fund-Series I
                           Invesco V.I. Mid Cap Growth Fund-Series I
                           Janus Aspen Flexible Bond Portfolio-Institutional
                           Janus Aspen Forty Portfolio-Institutional
                           Janus Aspen Global Research Portfolio-Institutional
                           Janus Aspen Overseas Portfolio-Service
                           Janus Aspen Perkins Mid Cap Value Portfolio-Service
                           Neuberger Berman AMT Mid Cap Growth Portfolio-Service
                           Neuberger Berman Mid Cap Intrinsic Value Portfolio-I
                           Neuberger Berman Short Duration Bond Portfolio-I
                           Pioneer Emerging Markets VCT Portfolio-I
                           Pioneer Equity Income VCT Portfolio-II
                           Pioneer Fund VCT Portfolio-I
                           Pioneer Select Mid Cap Growth VCT Portfolio-I
                           Royce Capital Small-Cap Portfolio-Investor
                           T. Rowe Price Blue Chip Growth Portfolio
                           T. Rowe Price Equity Income Portfolio
                           T. Rowe Price Limited-Term Bond Portfolio
                           Timothy Plan Conservative Growth Variable
                           Timothy Plan Strategic Growth Variable
                           Vanguard VIF Diversified Value Portfolio
                           Vanguard VIF Mid-Cap Index Portfolio
                           Vanguard VIF Small Company Growth Portfolio
                           Vanguard VIF Total Bond Market Index Portfolio

STARPOINT -- Individual    OneAmerica Asset Director Portfolio-O
Flexible Premium Deferred  OneAmerica Investment Grade Bond Portfolio-O                           (In order of
Variable Annuity           OneAmerica Value Portfolio-O                                             contract)
                           AB VPS International Growth Portfolio-A                                  333-99191
VOYAGE PROTECTOR -         AB VPS International Value Portfolio-A                                  333-141415
Individual Flexible        AB VPS Small/Mid Cap Value Portfolio-A                                   333-70065
Premium Deferred Variable  Alger Large Cap Growth Portfolio-I-2                                     333-70049     Variable Annuity
Annuity                    Alger Small Cap Growth Portfolio-I-2
                           American Century VP Capital Appreciation Fund-I
DIRECTPOINT - Individual   American Century VP Income & Growth Fund-I
Flexible Premium Deferred  American Century VP International Fund-I
Variable Annuity           American Century VP Mid Cap Value Fund-II
                           American Century VP Ultra Fund-I
SELECTPOINT - Individual   Calvert VP SRI Mid Cap Growth Portfolio
Flexible Premium Deferred  Columbia Variable Portfolio-Small Cap Value Fund-1
Variable Annuity           Columbia Variable Portfolio-US Government Mortgage Fund-1
                           Dreyfus Investment Portfolios, Small Cap Stock Index
                           Portfolio-Service
                           Dreyfus Investment Portfolios, Technology Growth Portfolio-Service
                           Dreyfus Variable Investment Fund, Appreciation Portfolio-Service
                           Fidelity VIP Asset Manager Portfolio-Initial
                           Fidelity VIP Contrafund Portfolio-Initial
                           Fidelity VIP Equity-Income Portfolio-Initial
                           Fidelity VIP Freedom 2005 Portfolio-Initial
                           Fidelity VIP Freedom 2010 Portfolio-Initial
                           Fidelity VIP Freedom 2015 Portfolio-Initial
                           Fidelity VIP Freedom 2020 Portfolio-Initial
                           Fidelity VIP Freedom 2025 Portfolio-Initial
                           Fidelity VIP Freedom 2030 Portfolio-Initial
                           Fidelity VIP Freedom Income Portfolio-Initial
                           Fidelity VIP Growth Portfolio-Initial
                           Fidelity VIP High Income Portfolio-Initial
                           Fidelity VIP Index 500 Portfolio-Initial
                           Fidelity VIP Mid Cap Portfolio-Service 2
                           Fidelity VIP Overseas Portfolio-Initial
                           Franklin Founding Funds Allocation VIP Fund-1
                           Franklin Small Cap Value VIP Fund-1
                           Templeton Foreign VIP Fund-2
                           Templeton Global Bond VIP Fund-1
                           Goldman Sachs VIT Money Market-Svc
                           Invesco V.I. Core Equity Fund-Series II

                           Invesco V.I. Diversified Dividend Fund-Series I
                           Invesco V.I. Global Health Care Fund-Series I
                           Invesco V.I. Global Real Estate Fund-Series I
                           Invesco V.I. High Yield Fund-Series I
                           Invesco V.I. International Growth Fund-Series II
                           Invesco V.I. Managed Volatility Fund-Series I
                           Invesco V.I. Mid Cap Growth Fund-Series I
                           Janus Aspen Flexible Bond Portfolio-Institutional
                           Janus Aspen Forty Portfolio-Institutional
                           Janus Aspen Global Research Portfolio-Institutional
                           Janus Aspen Overseas Portfolio-Service
                           Janus Aspen Perkins Mid Cap Value Portfolio-Service
                           Neuberger Berman AMT Mid Cap Growth Portfolio-Service
                           Neuberger Berman Mid Cap Intrinsic Value Portfolio-I
                           Neuberger Berman Short Duration Bond Portfolio-I
                           Pioneer Emerging Markets VCT Portfolio-I
                           Pioneer Equity Income VCT Portfolio-II
                           Pioneer Fund VCT Portfolio-I
                           Pioneer Select Mid Cap Growth VCT Portfolio-I
                           Royce Capital Small-Cap Portfolio-Investor
                           T. Rowe Price Blue Chip Growth Portfolio
                           T. Rowe Price Equity Income Portfolio
                           T. Rowe Price Limited-Term Bond Portfolio
                           T. Rowe Price Mid-Cap Growth Portfolio
                           Timothy Plan Conservative Growth Variable
                           Timothy Plan Strategic Growth Variable
                           TOPS Managed Risk Balanced ETF Portfolio-2
                           TOPS Managed Risk Growth ETF Portfolio-2
                           TOPS Managed Risk Moderate Growth ETF Portfolio-2
                           Vanguard VIF Diversified Value Portfolio
                           Vanguard VIF Mid-Cap Index Portfolio
                           Vanguard VIF Small Company Growth Portfolio
                           Vanguard VIF Total Bond Market Index Portfolio
American Accumulator       OneAmerica Asset Director Portfolio-O                                   (In order)
                           OneAmerica Investment Grade Bond Portfolio-O                            333-152925
Flexible Premium           OneAmerica Value Portfolio-O                                            333-32531
Adjustable Variable Life   AB VPS International Growth Portfolio-A                                 333-32553      Variable Life
                           AB VPS International Value Portfolio-A                                                   Insurance

Modified Single Premium    AB VPS Small/Mid Cap Value Portfolio-A
Variable Life              Alger Large Cap Growth Portfolio-I-2
                           Alger Small Cap Growth Portfolio-I-2
                           American Century VP Capital Appreciation Fund-I
                           American Century VP Income & Growth Fund-I
                           American Century VP International Fund-I
                           American Century VP Mid Cap Value Fund-II
                           American Century VP Ultra Fund-I
                           Calvert VP SRI Mid Cap Growth Portfolio
                           Columbia Variable Portfolio-Small Cap Value Fund-1
                           Columbia Variable Portfolio-US Government Mortgage Fund-1
                           Dreyfus Investment Portfolios, Small Cap Stock Index
                           Portfolio-Service
                           Dreyfus Investment Portfolios, Technology Growth Portfolio-Service
                           Dreyfus Variable Investment Fund, Appreciation Portfolio-Service
                           Fidelity VIP Asset Manager Portfolio-Initial
                           Fidelity VIP Contrafund Portfolio-Initial
                           Fidelity VIP Equity-Income Portfolio-Initial
                           Fidelity VIP Freedom 2005 Portfolio-Initial
                           Fidelity VIP Freedom 2010 Portfolio-Initial
                           Fidelity VIP Freedom 2015 Portfolio-Initial
                           Fidelity VIP Freedom 2020 Portfolio-Initial
                           Fidelity VIP Freedom 2025 Portfolio-Initial
                           Fidelity VIP Freedom 2030 Portfolio-Initial
                           Fidelity VIP Freedom Income Portfolio-Initial
                           Fidelity VIP Growth Portfolio-Initial
                           Fidelity VIP High Income Portfolio-Initial
                           Fidelity VIP Index 500 Portfolio-Initial
                           Fidelity VIP Mid Cap Portfolio-Service 2
                           Fidelity VIP Money Market Portfolio-Initial
                           Fidelity VIP Overseas Portfolio-Initial
                           Franklin Founding Funds Allocation VIP Fund-1
                           Franklin Small Cap Value VIP Fund-1
                           Templeton Foreign VIP Fund-2
                           Templeton Global Bond VIP Fund-1
                           Goldman Sachs VIT Money Market-Svc
                           Invesco V.I. Core Equity Fund-Series II
                           Invesco V.I. Diversified Dividend Fund-Series I
                           Invesco V.I. Global Health Care Fund-Series I
                           Invesco V.l. Global Real Estate Fund-Series I
                           Invesco V.I. High Yield Fund-Series I

                           Invesco V.I. International Growth Fund-Series II
                           Invesco V.I. Managed Volatility Fund-Series I
                           Invesco V.I. Mid Cap Growth Fund-Series I
                           Janus Aspen Flexible Bond Portfolio-Institutional
                           Janus Aspen Forty Portfolio-Institutional
                           Janus Aspen Global Research Portfolio-Institutional
                           Janus Aspen Overseas Portfolio-Service
                           Janus Aspen Perkins Mid Cap Value Portfolio-Service
                           Neuberger Berman AMT Mid Cap Growth Portfolio-Service
                           Neuberger Berman Mid Cap Intrinsic Value Portfolio-I
                           Neuberger Berman Short Duration Bond Portfolio-I
                           Pioneer Emerging Markets VCT Portfolio-I
                           Pioneer Equity Income VCT Portfolio-II
                           Pioneer Fund VCT Portfolio-I
                           Pioneer Select Mid Cap Growth VCT Portfolio-I
                           Royce Capital Small-Cap Portfolio-Investor
                           T. Rowe Price Blue Chip Growth Portfolio
                           T. Rowe Price Equity Income Portfolio
                           T. Rowe Price Limited-Term Bond Portfolio
                           T. Rowe Price Mid-Cap Growth Portfolio
                           Timothy Plan Conservative Growth Variable
                           Timothy Plan Strategic Growth Variable
                           Vanguard VIF Diversified Value Portfolio
                           Vanguard VIF Mid-Cap Index Portfolio
                           Vanguard VIF Small Company Growth Portfolio
                           Vanguard VIF Total Bond Market Index Portfolio

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule lB in accordance with Article XI of the Agreement.


---------------------------------------  ---------------------------------------
Goldman Sachs Variable Insurance Trust   American United Life Insurance Company
Name:                                    Name:
Title:                                   Title:


---------------------------------------
Goldman, Sachs & Co.
Name:

Title:

                                   SCHEDULE 2

                                  SCHEDULE 2A

        SEPARATE ACCOUNTS OF THE COMPANY EXCLUDED FROM THE DEFINITION OF
           AN INVESTMENT COMPANY AS PROVIDED FOR BY SECTION 3(c)(11)
                                OF THE 1940 ACT

The following separate accounts of the Company are subject to the Agreement:

                                                            Date Established by
                                                           Board of Directors of       Type of Product
Name of Account                                                 the Company          Supported by Account
--------------------------------------------------------  -----------------------  -------------------------
N/A                                                                                    Variable Annuity
                                                                                       Variable Annuity
                                                                                       Variable Annuity
                                                                                    Variable Life Insurance

                                  SCHEDULE 2B

        VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE CONTRACTS
          NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 IN RELIANCE
                        UPON SECTION 3(a)(2) OF THE ACT

The following Contracts are subject to the Agreement:

                                      Available Funds/Share                                 Type of Product
Name of Contract                            Classes              Group or Individual     Supported by Account
---------------------------------  ---------------------------  ---------------------  ------------------------
N/A                                                                     Group             Variable Annuity
                                                                        Group             Variable Annuity
                                                                      Individual          Variable Annuity
                                                                        Group          Variable Life Insurance

                       [FORM OF AMENDMENT TO SCHEDULE 2A]

Effective as of      , the following separate accounts of the Company are hereby added to this Schedule 2A and made subject to the Agreement:

                                                            Date Established by
                                                           Board of Directors of       Type of Product
Name of Account                                                 the Company          Supported by Account
--------------------------------------------------------  -----------------------  -------------------------
N/A

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this
Schedule 2A in accordance with Article XI of the Agreement.

                                         /s/ Cheryl Gentry
---------------------------------------  ---------------------------------------
Goldman Sachs Variable Insurance Trust   American United Life Insurance Company
Name:                                    Name: Cheryl Gentry
Title:                                   Title: VP, Sales Support


---------------------------------------
Goldman, Sachs & Co.
Name:
Title:

                       [FORM OF AMENDMENT TO SCHEDULE 2B]

Effective as of      , the following Contracts are hereby added to this
Schedule 2B and made subject to the Agreement:

                                      Available Funds/Share                                 Type of Product
Name of Contract                            Classes              Group or Individual     Supported by Account
---------------------------------  ---------------------------  ---------------------  ------------------------
N/A

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this
Schedule 2B in accordance with Article XI of the Agreement.

                                         /s/ Cheryl Gentry
---------------------------------------  ---------------------------------------
Goldman Sachs Variable Insurance Trust   American United Life Insurance Company
Name:                                    Name: Cheryl Gentry
Title:                                   Title: VP, Sales Support


---------------------------------------
Goldman, Sachs & Co.
Name:
Title:

                                   SCHEDULE 3

                                  SCHEDULE 3A

        SEPARATE ACCOUNTS OF THE COMPANY EXCLUDED FROM THE DEFINITION OF
      AN INVESTMENT COMPANY AS PROVIDED FOR BY SECTION 3(c)(1) OR 3(c)(7)
                                OF THE 1940 ACT

The following separate accounts of the Company are subject to the Agreement:

                                                            Date Established by
                                                           Board of Directors of       Type of Product
Name of Account                                                 the Company          Supported by Account
--------------------------------------------------------  -----------------------  ------------------------
N/A                                                                                     Variable Annuity
                                                                                        Variable Annuity
                                                                                        Variable Annuity
                                                                                    Variable Life Insurance

                                  SCHEDULE 3B

        VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE CONTRACTS
        NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 IN RELIANCE UPON
                    SECTION 4(2) OF THE ACT AND REGULATION D
                                   THEREUNDER

The following Contracts are subject to the Agreement:

                                      Available Funds/Share                                 Type of Product
Name of Contract                            Classes              Group or Individual     Supported by Account
---------------------------------  ---------------------------  ---------------------  ------------------------
                                                                        Group               Variable Annuity
                                                                        Group               Variable Annuity
                                                                     Individual             Variable Annuity
                                                                        Group           Variable Life Insurance

                       [FORM OF AMENDMENT TO SCHEDULE 3A]

Effective as of      , the following separate accounts of the Company are hereby added to this Schedule 3A and made subject to the Agreement:

                                                            Date Established by
                                                           Board of Directors of       Type of Product
Name of Account                                                 the Company          Supported by Account
--------------------------------------------------------  -----------------------  ------------------------
N/A

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this
Schedule 3A in accordance with Article XI of the Agreement.

                                          /s/ Cheryl Gentry
---------------------------------------  ---------------------------------------
Goldman Sachs Variable Insurance Trust   American United Life Insurance Company
Name:                                    Name: Cheryl Gentry
Title:                                   Title: VP, Sales Support


---------------------------------------
Goldman, Sachs & Co.
Name:
Title:

                       [FORM OF AMENDMENT TO SCHEDULE 3B]

Effective as of      , the following Contracts are hereby added to this
Schedule 3B and made subject to the Agreement:

                                      Available Funds/Share                                 Type of Product
Name of Contract                            Classes              Group or Individual     Supported by Account
---------------------------------  ---------------------------  ---------------------  ------------------------
N/A


IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this
Schedule 3B in accordance with Article XI of the Agreement.

                                          /s/ Cheryl Gentry
---------------------------------------  ---------------------------------------
Goldman Sachs Variable Insurance Trust   American United Life Insurance Company
Name:                                    Name: Cheryl Gentry
Title:                                   Title: VP, Sales Support


---------------------------------------
Goldman, Sachs & Co.
Name:
Title:

                                   SCHEDULE 4